                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            BT PYRAMID MUTUAL FUNDS
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                                                                August 23, 1999

Dear Shareholder:

    On June 4, 1999, Bankers Trust merged with Deutsche Bank A.G. As a result of the merger, we are asking shareholders of BT Mutual Funds to approve new advisory agreements. Enclosed is further information relating to these changes, including a Questions & Answers section and proxy card(s).

  Important information about the changes:

    . The merger has no effect on the number of shares you own or the value of those shares.

    . The advisory fees payable under the new advisory agreements have not increased.

    . The investment objective and policies of your mutual fund invest-ment have not changed.

    In addition to the change in advisory agreements, shareholders are also being asked to approve other changes outlined in the enclosed Proxy Statement. The Board of Trustees of your BT Mutual Fund believes that the proposals are important and recommends that you read the enclosed materials carefully and then vote for all proposals.

  What you need to do:

    . Read all enclosed materials including the Questions & Answers section.

    .   Choose one of the following options to vote:

        1. By Mail: Complete the enclosed proxy card and return in postage-paid envelope provided.

        2.  By Telephone: Call the Toll-Free # on your proxy card.

        3.  By Internet: Logon to www.proxyvote.com.

        4.  Attend Shareholder Meeting (details enclosed).

    Please note: if you own shares of more than one Fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

                                     Sincerely,


                                     /s/ Daniel O. Hirsch

                                     Daniel O. Hirsch

                                     Secretary
                                     BT Mutual Funds

                             QUESTIONS AND ANSWERS

                                 IMPORTANT NEWS

                  FOR SHAREHOLDERS OF BT PYRAMID MUTUAL FUNDS

    Here is a brief overview of some matters affecting your Fund which require a shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement, and to vote your shares.

  Q.  What has happened to require a shareholder vote?

  A. On June 4, 1999, Bankers Trust became a subsidiary of Deutsche Bank A.G. The combined entity now ranks as the fourth largest investment manager in the world with $670-billion in assets in a full range of active and index strategies.

    To ensure that Bankers Trust or an affiliate may continue to serve as investment adviser of the BT Mutual Funds, we are seeking shareholder approval of new advisory agreements.

    THE BOARD MEMBERS OF YOUR FUND RECOMMEND THAT YOU VOTE FOR THESE PRO-
    POSALS.

  Q.  Why am I being asked to vote on the new advisory agreements?

  A. The Investment Company Act, which regulates investment companies in the United States such as your BT Mutual Fund, requires a shareholder vote to approve a new advisory agreement following certain types of business combinations. Each of the new advisory agreements became ef-fective immediately upon consummation of the merger and will continue in effect only upon shareholder approval.

  Q.  How does the merger affect my BT Mutual Fund?

  A. Your BT Mutual Fund and its respective investment objectives have not changed as a result of the merger. You still own the same shares in the same Fund as you did prior to the merger. Each of the new advisory agreements contains substantially the same terms and conditions as the agreement in effect prior to the merger, except for the dates of exe-cution and termination. If shareholders do not approve the new advi-sory agreements, the agreements will no longer continue and the gov-erning Boards of your Fund will take such action as they deem to be in the best interests of the Fund, and their respective shareholders.

  Q.  Have the investment advisory fees remained the same?

  A.  Yes.

  Q.  What are the benefits of the merger?

  A. There are several potential positive aspects of the merger you may be interested in. Most notably, the combined institution will be one of the largest financial institutions in the world, as well as a leader in a number of important categories, including asset management. The financial strength of the combined institution coupled with the in-creased breadth and depth of its resources and capabilities are advan-tages the acquisition brings. Further, as a truly global institution, the combined entity will be in a unique position to provide coverage, services and products.

  Q. How does the Board of Trustees of my BT Mutual Fund recommend that I vote?

  A. After careful consideration, the Board of Trustees of your BT Mutual Fund recommends that you vote in favor of all the proposals on the en-closed proxy card(s).

  Q.  Whom do I call for more information?

  A. If you need more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-732-6168.

  Q. How can I vote my shares?

  A.  You may choose from one of the following options to vote your shares:

    .   By mail, with the enclosed proxy card(s) and return envelope.

    . By telephone, with a toll-free call to the telephone number that appears on your proxy card.

    . Through the Internet, by using the Internet address located on your proxy card and following the instructions on the site.

    . In person at the shareholder meeting (see details enclosed in proxy statement).

  Q. Will my BT Mutual Fund pay for the proxy solicitation and legal costs associated with this transaction?

  A.  No, Bankers Trust will bear these costs.

  Q.  What happens if I own shares in more than one BT Mutual Fund?

  A. If you have more than one BT Mutual Fund in your name at the same ad-dress, you will receive separate proxy cards for each Fund but only one proxy statement for the account.

    Please vote all issues on each proxy card that you receive. Thank you for mailing your proxy card(s) promptly.

                            BT PYRAMID MUTUAL FUNDS

      BT Investment Equity Appreciation Fund ("Equity Appreciation Fund")
                         .Investment Class
                         .Service Class
             BT Investment Money Market Fund ("Money Market Fund")
            BT Investment Equity 500 Index Fund ("Equity 500 Fund")
               BT PreservationPlus Fund ("PreservationPlus Fund")
                         .Investment Class
                         .Institutional Class
                         .Institutional Service Class
                         .Service Class

                                One South Street
                           Baltimore, Maryland 21202

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held October 8, 1999

    A Special Meeting of shareholders of BT Pyramid Mutual Funds (the "Trust") will be held at the offices of BT Alex. Brown Incorporated, One South Street, 30th Floor, Baltimore, Maryland 21202 on October 8, 1999 at 11:00 a.m. (the "Special Meeting"). The Trust is an open-end management investment company, or-ganized under the laws of the Commonwealth of Massachusetts, that is comprised of the above four series (each a "Fund," and collectively, the "Funds") and BT Institutional Asset Management Fund, which is not addressed in the accompanying Joint Proxy Statement ("Proxy Statement"). Each of the Money Market Fund, Eq-uity 500 Fund and PreservationPlus Fund (the "Feeder Funds") operates as a feeder fund in a master-feeder fund arrangement with a corresponding master fund portfolio (each a "Portfolio," and collectively, the "Portfolios"). Each Feeder Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same invest-ment objective and policies. The Portfolio in which the PreservationPlus Fund invests is organized as a separate series of BT Investment Portfolios, an open-end management investment company, and the Portfolios in which the Money Market Fund and Equity 500 Fund invest are organized as separately registered open-end management investment companies, in each case established as a trust under the laws of the State of New York. Pursuant to the requirements of the Investment Company Act of 1940, as amended, applicable to master-feeder arrangements, each Feeder Fund's voting rights with respect to the Portfolio interests that it holds must be passed through to the Fund's own shareholders.

    The Equity Appreciation Fund is not part of a master-feeder arrangement and, as such, makes direct investments in securities rather than through a

Portfolio. Throughout the Proxy Statement, for shareholders of the Equity Appreciation Fund references to the Trustees of the Trust and the Portfolio should be read as a reference to the Trustees of the Trust, references to the Boards should be read as a reference to the Board of the Trust and references to agreements of a Portfolio should be read as references to an agreement in respect of this Fund.

    The PreservationPlus Fund is comprised of four separate classes and the Eq-uity Appreciation Fund is comprised of two separate classes, each with its own expense structure. However, since the Proposals presented in the Proxy State-ment uniformly affect all classes, shareholders of each class may vote on all the proposals, and each vote regardless of its class has equal weight.

    The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and more fully described under the corresponding Proposals in the Proxy Statement, and such other matters as may properly come before the meeting or any adjournments thereof:

PROPOSAL I: (Proposal IA:     To approve or disapprove new investment advisory
All Funds Proposals IB and    agreements (each a "New Advisory Agreement" and
IC: Equity Appreciation       collectively the "New Advisory Agreements") for
Fund and PreservationPlus     each Fund's corresponding Portfolio:
Fund ONLY)

                                  A. To approve or disapprove a New Advisory
                              Agreement between each Fund's corresponding
                              Portfolio and Bankers Trust Company ("Bankers Trust").

                                  B. To approve or disapprove a New Advisory
                              Agreement between each Fund's corresponding
                              Portfolio and Morgan Grenfell Inc. ("MGI" and, together with Bankers Trust, the "Advisers") to be implemented within two years of the date of the Special Meeting upon approval of the members of the Trust's and the Portfolio's Boards of Trustees, respectively, who are not "interested persons" ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended).

                                  C. To approve or disapprove a new sub-
                              investment advisory agreement (the "New Sub-advisory Agreements," which term, unless otherwise specified, is included within the meaning of New Advisory Agreements) among each Fund's corresponding Portfolio, MGI and Bankers Trust under which Bankers Trust may perform certain of

                              MGI's responsibilities, at MGI's expense, under the applicable New MGI Advisory Agreement with the applicable Portfolio upon approval of the Independent Trustees of the Trust and the Portfolio.

PROPOSAL II:(All Funds)       To elect Trustees of the Trust and the Portfolios
                              to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

PROPOSAL III:(Money Market    To ratify or reject the selection of
Fund, Equity 500 Fund and     PricewaterhouseCoopers LLP as the independent
Equity Appreciation Fund      accountants for Money Market Fund, Equity 500
ONLY)                         Fund and Equity Appreciation Fund and their
                              corresponding Portfolios for the current fiscal year.

PROPOSAL IV:                  To ratify or reject the selection of Ernst &
(PreservationPlus Fund        Young LLP as the independent accountants for
ONLY)                         PreservationPlus Fund and its corresponding
                              Portfolio for the current fiscal year.

    The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournment thereof.

    The New Advisory Agreements described in Proposals IA, IB and IC, respec-tively, will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreements pursuant to which services were provided to the Portfolios. In addition, the form of New Sub-advisory Agreement autho-rizes the applicable investment adviser to adjust the duties, the amount of as-sets to be managed and the fees paid to the investment subadviser with and upon the approval of the Board and the Independent Trustees of each Board. (The Money Market Fund and Equity 500 Fund are not being asked to vote on Proposals IB and IC.) As more fully discussed in the accompanying Proxy Statement, ap-proval of the New Advisory Agreements, which provide for the same services to be provided at the same fees, is generally occasioned by the merger of Circle Acquisition Corporation, a wholly-owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank"), with and into Bankers Trust Corporation, the parent company of Bankers Trust. MGI is, and as a result of this transaction, Bankers Trust became, an indirect wholly owned subsidiary of Deutsche Bank. The New Advisory Agreements with MGI described in Proposal IB and the New Sub-advisory Agree-ments with Bankers Trust described in Proposal IC will permit Deutsche Bank, upon the approval of the Independent Trustees of the Trust and the Portfolios, to simplify the organizational structure of its U.S. mutual fund operations, enhance the efficiency of their administration and promote consistency of internal controls, compliance and regulatory oversight. The deferral in implementing the New Advisory Agreements with MGI is needed to permit Deutsche Bank a sufficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the neces-sary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund oper-ations.

    The close of business on July 22, 1999 has been fixed as the record date for the determination of the shareholders of each Fund entitled to notice of, and to vote at, the Special Meeting. You are cordially invited to attend the Special Meeting.

    IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COM-MUNICATIONS CORPORATION AT 1-800-732-6168.

    This notice and related proxy material are first being mailed to sharehold-ers on or about August 23, 1999. This proxy is being solicited on behalf of the Board of Trustees of the Trust.

                                        By Order of the Board of Trustees,

                                        /s/ Daniel O. Hirsch

                                        Daniel O. Hirsch, Secretary

New York, New York

August 23, 1999


 WHETHER OR  NOT YOU EXPECT TO  ATTEND THE SPECIAL MEETING,  PLEASE COMPLETE,
  DATE  AND  SIGN THE  ENCLOSED  PROXY  CARD AND  MAIL  IT  PROMPTLY IN  THE
   ENCLOSED ENVELOPE IN ORDER TO  ASSURE REPRESENTATION OF YOUR SHARES (UN-
    LESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET). NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                            BT Pyramid Mutual Funds

      BT Investment Equity Appreciation Fund ("Equity Appreciation Fund")
                         .Investment Class
                         .Service Class
             BT Investment Money Market Fund ("Money Market Fund")
            BT Investment Equity 500 Index Fund ("Equity 500 Fund")
               BT PreservationPlus Fund ("PreservationPlus Fund")
                         .Investment Class
                         .Institutional Class
                         .Institutional Service Class
                         .Service Class

                                One South Street
                           Baltimore, Maryland 21202

                    PROXY STATEMENT FOR THE SPECIAL MEETING
                                OF SHAREHOLDERS

                                October 8, 1999

    This Joint Proxy Statement ("Proxy Statement") is being furnished in con-nection with the solicitation of proxies by the Board of Trustees of BT Pyramid Mutual Funds (the "Trust") with respect to the above four series thereof (each a "Fund," and collectively, the "Funds") for use at the special meeting of the Trust to be held at the offices of BT Alex. Brown, One South Street, 30th Floor, Baltimore, Maryland 21202 on October 8, 1999 at 11:00 a.m. (the "Special Meeting") and at any adjournments thereof. This Proxy Statement and accompany-ing proxy card(s) ("Proxy") are expected to be mailed to shareholders on or about August 23, 1999.

    Each of the Money Market Fund, Equity 500 Fund and PreservationPlus Fund (the "Feeder Funds") operates as a feeder fund in a master-feeder fund arrange-ment with a corresponding master fund portfolio (each a "Portfolio," and col-lectively, the "Portfolios"). The Portfolio in which the BT PreservationPlus Fund invests is organized as a separate series of BT Investment Portfolios ("BT Portfolios"), an open-end management investment company, and the Portfolios in which the Money Market Fund and Equity 500 Fund invest are organized as sepa-rately registered open-end management investment companies, in each case estab-lished as a trust under the laws of the State of New York. Each Feeder Fund seeks to achieve its respective investment objectives by investing all of its investable assets in a corresponding Portfolio with the same investment objec-tives and policies.

    The Equity Appreciation Fund is not part of a master-feeder arrangement and, as such, makes direct investments in securities rather than through a Portfolio. Throughout this Proxy Statement, for shareholders of the Equity Apprecia-tion Fund references to the Trustees of the Trust and the Portfolio should be read as a reference to the Trustees of the Trust, references to the Boards should be read as a reference to the Board of the Trust and references to agreements of a Portfolio should be read as references to an agreement in re-spect of this Fund.

    For simplicity, actions are described in this Proxy Statement as being taken by a Fund, which is a series of the Trust, although all actions are actu-ally taken by the Trust on behalf of the applicable series or Fund. Some ac-tions described as taken by or with respect to a Fund are actually actions to be taken by the corresponding Portfolio in which the Fund invests all of its assets and on which the Fund votes as a shareholder. Further, actions described as being taken by the shareholders of the Trust with respect to its Board of Trustees will also be taken by the Funds as shareholders of the Portfolios with respect to the Portfolios' respective Boards of Trustees. Your vote and the vote of other shareholders of the relevant Fund determines how the Fund will vote with respect to itself and its corresponding Portfolio. See "Background."

    The PreservationPlus Fund is comprised of four separate classes and the Eq-uity Appreciation Fund is comprised of two separate classes, each with its own expense structure. However, since the proposals presented in this Proxy State-ment uniformly affect all classes, shareholders of each class may vote on all the proposals, and each vote regardless of its class has equal weight.

    The Special Meeting is being held to consider and vote on the following matters for each Fund, as indicated below and described more fully under the corresponding Proposals discussed herein, and such other matters as may prop-erly come before the meeting or any adjournments thereof:

PROPOSAL I: (Proposal IA:     To approve or disapprove new investment advisory
All Funds Proposals IB and    agreements (each a "New Advisory Agreement" and
IC: Equity Appreciation       collectively the "New Advisory Agreements") for
Fund and PreservationPlus     each Fund's corresponding Portfolio:
Fund ONLY)

                                  A. To approve or disapprove a New Advisory
                              Agreement between each Fund's corresponding Port-folio and Bankers Trust Company ("Bankers Trust") (the "New BT Advisory Agreements").

                                  B. To approve or disapprove a New Advisory
                              Agreement between each Fund's corresponding Port-folio and Morgan Grenfell Inc. ("MGI," and, to-gether with Bankers Trust, the "Advisers") (the "New MGI Advisory Agreements") to be implemented within two years of the date of the Special Meet-ing upon approval of the members of the Trust's and the Portfolios' Boards of Trustees, re-spectively, who are not "interested persons" thereof ("Independent Trustees") (as defined in the Investment Company Act of 1940, as amended (the "Act")).

                                  C. To approve or disapprove a new sub-invest-
                              ment advisory agreement (the "New Sub-advisory Agreements," which term, unless otherwise speci-fied, is included within the meaning of New Advi-sory Agreements) among each Fund's corresponding Portfolio, MGI and Bankers Trust under which Bankers Trust may perform certain of MGI's re-sponsibilities, at MGI's expense, under the ap-plicable New MGI Advisory Agreement with the ap-plicable Portfolio upon approval of the Indepen-dent Trustees of the Trust and the Portfolios.

PROPOSAL II:                  To elect Trustees of the Trust and the Portfolios
-----------                   to hold office until their respective successors
(All Funds)                   have been duly elected and qualified or until
                              their earlier resignation or removal.

PROPOSAL III:                 To ratify or reject the selection of
------------                  PricewaterhouseCoopers LLP as the independent ac-
(Money Market Fund,           countants for the Money Market Fund, Equity 500
Equity 500 Fund               Fund and Equity Appreciation Fund and their cor-
and Equity Appreciation       responding Portfolios for the current fiscal
Fund ONLY)                    year.

PROPOSAL IV:                  To ratify or reject the selection of Ernst &
-----------                   Young LLP as the independent accountants for the
(PreservationPlus Fund        PreservationPlus Fund and its corresponding Port-
ONLY)                         folio for the current fiscal year.

    The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

    The Funds' shareholders are to consider the approval of new investment ad-visory agreements as indicated in the table below:

          Fund                      Corresponding Portfolio
  ------------------------------------------------------------------------
   Equity
     Appreciation
     Fund             N/A
  ------------------------------------------------------------------------
   Money Market Fund  Cash Management Portfolio ("Cash Portfolio")*
  ------------------------------------------------------------------------
   Equity 500 Fund    Equity 500 Index Portfolio ("Equity 500 Portfolio")*
  ------------------------------------------------------------------------
   PreservationPlus   BT PreservationPlus Portfolio ("PreservationPlus
     Fund             Portfolio")**

* A separately registered open-end management company organized as a trust un-der the laws of the State of New York.
** A separate series of BT Portfolios.

    The shareholders of the Trust are also to consider the election of Charles
P. Biggar, S. Leland Dill, Martin J. Gruber, Richard Hale, Richard J. Herring, Bruce E. Langton, Philip Saunders, Jr. and Harry Van Benschoten (the "Trustee Nominees") as Trustees of the Trust and Portfolios./1/ Dr. Gruber and Mr. Van Benschoten currently serve on the Board of the Trust and Messrs. Biggar, Dill and Saunders currently serve on the Board of the Portfolios (collectively, the "Boards"). Drs. Gruber and Herring and Messrs. Biggar, Dill, Langton and Van Benschoten currently serve as Trustees of various other investment companies within the Bankers Trust family of funds. To ensure adherence by the Trust and the Portfolios to Section 15(f) of the Act, only Mr. Hale will be an "inter-ested person" (within the meaning of Section 2(a)(19) of the Act) of the Funds or Portfolios following the Merger (as defined herein) and the approval of the New Advisory Agreements.

    Notice of the Special Meeting and a Proxy accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph, through the Internet or in person by officers or agents of the Funds. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimburse-ment of brokerage firms and others for their expenses in forwarding solicita-tion material to the beneficial owners of the Funds' shares, (c) payment to Shareholder Communications Corporation for its services in soliciting proxies and (d) supplementary solicitations to submit Proxies, will be borne by Bankers Trust. If the Funds record votes by telephone or through the Internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly record-ed. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
-----------
(1) Unless otherwise indicated, references in this Proxy Statement to the "Trustee Nominees" includes the Trustee Nominees of both the Trust and the Portfolios.

    The Annual Report of each Fund containing audited financial statements for the fiscal year ended September 30, 1998 (for the PreservationPlus Fund) and December 31, 1998 (for the Money Market Fund and Equity 500 Fund), as well as the Semi-Annual Report of each Fund (each a "Report"), have previously been furnished to the Funds' respective shareholders. An additional copy of each Report will be furnished without charge upon request by writing to the Trust at the address set forth on the cover of this Proxy Statement or by calling 1-800-368-4031.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. Shares of a Fund are en-titled to one vote each at the Special Meeting and fractional shares are enti-tled to proportionate shares of one vote. If no instructions are marked on the Proxy with respect to a specific Proposal, the Proxy will be voted "FOR" the approval of such Proposal and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting. Any shareholder giving a Proxy has the right to attend the Special Meeting to vote his/her shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the applicable Fund prior to the time it is voted.

    Bankers Trust will vote any shares in accounts as to which it has invest-ment authority, and shares in any other accounts as to which Bankers Trust is the agent of record, which are not otherwise represented in person or by proxy at the Special Meeting. Bankers Trust will vote shares of each Fund over which it has investment discretion in accord with its fiduciary and other legal ob-ligations, and in its discretion may consult with the beneficial owners or other fiduciaries. Bankers Trust will vote shares of each Fund for which it is the owner of record but does not have investment discretion, with respect to each Proposal on which shareholders of the applicable Fund are entitled to vote, which are not otherwise represented in person or by proxy at the Special Meeting. These shares will be voted by Bankers Trust for, against, or ab-staining, in the same proportion as the votes cast by holders of all shares in the Fund otherwise represented at the Special Meeting. This practice is com-monly referred to as "mirror" or "echo" voting.

    In the event that a quorum is not present at the Special Meeting, or if a quorum is present but sufficient votes to approve a Proposal are not received, the persons named as proxies may propose one or more adjournments of the Spe-cial Meeting to permit further solicitation of Proxies with respect to the Proposal. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by Proxy. The persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any Pro-posal in favor of an adjournment and will vote those Proxies required to be voted "AGAINST" any such Proposal against any adjournment. A shareholder vote may be taken on one or more of the Proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise ap-propriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Trust or a Fund thereof (as applicable) entitled to vote at the Special Meet-ing. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that these persons have not re-ceived instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nomi-nees do not have discretionary power) will be treated as shares that are pres-ent but which have not been voted. (See "Vote Required" for a further discus-sion of abstentions and broker non-votes.)

    Shareholders of record at the close of business on July 22, 1999 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. As of the Record Date, the following number of shares of each Fund were issued and outstanding:

Equity Appreciation Fund    8,477,424.987 shares
Money Market Fund         609,097,575.050 shares
Equity 500 Fund             5,368,831.896 shares
PreservationPlus Fund      33,478,701.089 shares

    This Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate statement for each Fund and, because shareholders may own shares of more than one Fund, the combined statement may avoid burdening shareholders with more than one proxy statement. To the extent information relating to com-mon ownership is available to the Funds, a shareholder that owns of record shares in two or more of the Funds will receive a package containing a Proxy Statement and Proxies for the Funds in which such shareholder is a record own-er. If the information relating to common ownership is not available to the Funds, a shareholder that beneficially owns of record shares in two or more Funds may receive two or more packages each containing a Proxy Statement and a Proxy for each Fund in which the shareholder is a beneficial owner. It is es-sential that shareholders complete, date, sign and return each enclosed Proxy, unless a shareholder is voting by telephone or through the Internet.

    In order that your shares may be represented, you are requested to, unless you are voting by telephone or through the Internet :

  .   indicate your instructions on the Proxy (or Proxies);
  .   date and sign the Proxy (or Proxies); and
  .   mail the Proxy (or Proxies) promptly in the enclosed envelope.

Beneficial Ownership of Shares of the Funds

    Annex I attached hereto sets forth information as of the Record Date re-garding the beneficial ownership of the Funds' shares by (i) the only persons known by each Fund to beneficially own more than five percent of the outstand-ing shares of the Fund, (ii) the Trustees and Trustee Nominees, (iii) the ex-ecutive officers of each Fund, and (iv) the Trustees and executive officers of each Fund as a group. The number of shares beneficially owned by each Trustee, Trustee Nominee or executive officer is determined under rules of the Securi-ties and Exchange Commission (the "Commission"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individ-ual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares this power with his or her spouse) with respect to the shares set forth in Annex I. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of the shares.

    Collectively, the Trustees and officers of the Trust own less than 1% of each Fund's outstanding shares.

Background

    Master-Feeder Structure. Shareholders of the Funds are being asked to ap-prove the New Advisory Agreements, as applicable, and to elect new Boards of Trustees of the Trust and the Portfolios. As indicated earlier, each Fund (ex-cept for Equity Appreciation Fund) operates as a feeder fund in a master-feeder fund arrangement with the Portfolios, which serve as master funds. As feeder funds, the Funds seek to achieve their respective investment objectives by investing all of their investable assets in a corresponding Portfolio with the same investment objectives and policies. The Portfolios invest directly in investment securities and other investments. Pursuant to the requirements of the Act applicable to master-feeder arrangements, each Fund's voting rights with respect to the Portfolio shares that it holds must be passed through to the Fund's own shareholders. Other feeder funds of a particular Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the applicable New Advisory Agreement(s), the election of Trustees of the Portfolios and the ratification of the Portfolios' independent accountants.

    The Portfolios. As indicated earlier, the PreservationPlus Portfolio is a separate series of BT Portfolios, while the Cash Portfolio and Equity 500 Portfolio are separately registered open-end management investment companies. Bankers Trust, a banking corporation organized under the laws of the State of New York, located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, serves as the investment adviser, custodian and administrator of each Portfolio. Bankers Trust is a wholly owned subsidiary of Bankers Trust Corporation ("BT Corporation"), located at 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006, a registered bank holding company or-ganized under the laws of the State of New York. As discussed later in this Proxy Statement, as a result of the Merger (as defined herein), BT Corporation became a wholly owned subsidiary of Deutsche Bank A.G. ("Deutsche Bank"), lo-cated at 31 West 52nd Street, New York, New York 10019. ICC Distributors, Inc., located at Two Portland Square, Portland, Maine 04101, serves as the principal underwriter of each Portfolio. ICC Distributors, Inc. is not affili-ated with Bankers Trust, Deutsche Bank or any of their affiliates.

                            PROPOSALS IA, IB AND IC

                      APPROVAL OF NEW ADVISORY AGREEMENTS

    The New Advisory Agreements will contain substantially the same terms and conditions, except for the parties and the dates of execution, effectiveness and initial term, as the prior investment advisory agreements pursuant to which services were provided to the Portfolios. In addition, the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the in-vestment subadviser with and upon the approval of the Board and the Indepen-dent Trustees of each Board. As more fully discussed below, approval of the New Advisory Agreements, which provide for the same services to be provided at the same fees, is generally occasioned by the Merger (as defined herein) pur-suant to which Bankers Trust became an indirect subsidiary of Deutsche Bank. The New MGI Advisory Agreements described in Proposal IB and the New Sub-advi-sory Agreements with Bankers Trust described in Proposal IC (which are not proposed for approval by shareholders of Money Market Fund or Equity 500 Fund) will permit Deutsche Bank, upon the approval of the Independent Trustees of the Trust and the applicable Portfolio, to simplify the organizational struc-ture of its U.S. mutual fund operations, enhance the efficiency of their ad-ministration and promote consistency of internal controls, compliance and reg-ulatory oversight. The deferral in implementing the New MGI Advisory Agree-ments is needed to permit Deutsche Bank a sufficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the neces-sary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund op-erations.

The Prior Advisory Agreements

    The Prior Advisory Agreements. Prior to June 4, 1999, Bankers Trust served as investment adviser to each of the Portfolios (as discussed earlier) pursuant to separate investment advisory agreements between Bankers Trust and the applicable Portfolios (the "Prior Advisory Agreements"). The Prior Advi-sory Agreements were initially approved by the Boards of the applicable Port-folio and Trust, including a majority of the Independent Trustees of the Port-folio or the Trust, respectively.

    The following table lists: (i) the date of each Prior Advisory Agreement;(ii) the most recent date on which each Prior Advisory Agreement was approved by the applicable Portfolio's Trustees, including a majority of the Independent Trustees, and shareholders; (iii) the most recent date on which each Prior Advisory Agreement was approved by the applicable Fund's Trustees, including a majority of the Independent Trustees, and shareholders; and (iv) the amount paid by the Portfolios to Bankers Trust for services rendered pur-suant to the Prior Advisory Agreements (for each Portfolio's last fiscal year):

                     Date of
                      Prior         Date Last              Date Last
     Portfolio      Advisory       Approved By            Approved By
   (Fiscal Year)    Agreement      Portfolio's               Fund's            Fee
--------------------------------------------------------------------------------------
                              Trustees Shareholders* Trustees Shareholders*
--------------------------------------------------------------------------------------
  Equity
  Appreciation
  Fund
   (9/30/98)          8/6/96      N/A         N/A     3/8/99      8/6/96    $1,059,224
--------------------------------------------------------------------------------------
  Cash Portfolio
   (12/31/98)        4/23/90   3/8/99     4/23/90     3/8/99     4/23/90    $8,019,093
--------------------------------------------------------------------------------------
  Equity 500
  Portfolio
   (12/31/98)         4/8/92   3/8/99      4/8/92     3/8/99      4/8/92    $3,186,503
--------------------------------------------------------------------------------------
  PreservationPlus
  Portfolio
   (9/30/98)         4/28/93   3/8/99     4/28/93     3/8/99     4/28/93      $435,257

-----------
*Shareholders voted to approve the Prior Advisory Agreements on their respec-tive dates of inception.

    The Merger. On November 30, 1998, BT Corporation, Deutsche Bank and Circle Acquisition Corporation entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the terms of the Merger Agreement, Circle Ac-quisition Corporation, a wholly owned New York subsidiary of Deutsche Bank, merged with and into BT Corporation on June 4, 1999, with BT Corporation con-tinuing as the surviving entity (the "Merger"). Under the terms of the Merger, each outstanding share of BT Corporation common stock was converted into the right to receive $93 in cash, without interest. Since the Merger, BT Corpora-tion, along with its affiliates, has continued to offer the range of financial products and services, including investment advisory services, that it offered prior to the Merger.

    As a result of the Merger, BT Corporation became a wholly owned subsidiary of Deutsche Bank. Deutsche Bank is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank is the parent company of a group consisting of banks, capital markets companies, fund management companies, mortgage banks, a property finance company, in-stallment financing and leasing companies, insurance companies, research and consultancy companies and other domestic and foreign companies (the "Deutsche Bank Group"). At March 31, 1999, the Deutsche Bank Group had total assets of US $727 billion. The Deutsche Bank Group's capital and reserves at March 31, 1999 were US $19.6 billion.

    Impact of the Merger on the Prior Advisory Agreements. Section 15(a) of the Act provides, in pertinent part, that "[i]t shall be unlawful for any per-son to serve or act as investment adviser of a registered investment company, except pursuant to a written contract, which contract, whether with such registered company or with an investment adviser of such registered company, has been approved by the vote of a majority of the outstanding voting securities of such registered company. . . ." Section 15(a)(4) of the Act further requires that such written contract provide for automatic termination in the event of its assignment.
Section 2(a)(4) of the Act defines "assignment" to include any direct or indi-rect transfer of a contract by the assignor.

    While it may be argued otherwise, consummation of the Merger may have re-sulted in an "assignment" of the Prior Advisory Agreements within the meaning of the Act, terminating the agreements according to their respective terms and the Act as of June 4, 1999. Specifically, as Bankers Trust is a wholly owned subsidiary of BT Corporation, the merger of Circle Acquisition Corporation with and into BT Corporation could be deemed to have resulted in an "assign-ment" of the Prior Advisory Agreements with Bankers Trust.

    On May 25, 1999, Bankers Trust was granted an exemptive order (the "Exemptive Order") by the Commission permitting implementation, without ob-taining prior shareholder approval, of the New BT Advisory Agreements during an interim period commencing on the date of the closing of the Merger and con-tinuing, for a period of up to 150 days, through the date on which each of the New BT Advisory Agreements are approved or disapproved by the respective shareholders of each Portfolio (the "Interim Period"). Under the terms of the Exemptive Order, Bankers Trust was allowed to receive advisory fees during the Interim Period pursuant to the New BT Advisory Agreements, provided that these fees would be held in escrow pending shareholder approval of the New BT Advi-sory Agreements. In accordance with the Exemptive Order, the advisory fees charged to the Portfolios and paid to Bankers Trust under the New BT Advisory Agreements have been held in an interest-bearing escrow account and the Port-folios expect to continue to deposit these fees in such account until approval of the New BT Advisory Agreements by the respective shareholders of the Port-folios has been obtained. If the New BT Advisory Agreements are not approved by the shareholders by the expiration of the Interim Period, the fees held in escrow will be remitted to the applicable Fund. As of June 30, 1999, the amount in escrow for Equity Appreciation Fund totaled $75,039.44, for Money Market Fund totaled $59,131.66, for Equity 500 Fund totaled $69,830.45 and for PreservationPlus Fund totaled $48,067.89.

    The Funds, as shareholders of the Portfolios, are not being asked to ap-prove or disapprove the Merger or the Merger Agreement; rather, they are being asked under these Proposals to approve and continue the New BT Advisory Agree-ments and to approve the New Advisory Agreements for the Portfolios. Other than the parties and the dates of execution, effectiveness, and initial term of the agreements, the New Advisory Agreements contain substantially the same terms and conditions as the Prior Advisory Agreements. In addition, the form of New Sub-advisory Agreement authorizes the applicable investment adviser to adjust the duties, the amount of assets to be managed and the fees paid to the investment subadviser with and upon the approval of the Board and the Indepen-dent Trustees. The advisory fee rates charged to the Portfolios under the Prior Advisory Agreements have continued to apply under the New BT Advisory Agree-ments and would continue to apply under the New MGI Advisory Agreements. MGI, and not the Portfolios, would be solely responsible for paying the sub-advisory fees, which may vary from time to time as approved by the Independent Trustees. The sub-advisory fees would be paid by MGI directly to the subadviser. In addi-tion, the Advisers have advised the Portfolios that they can expect to continue to receive the same level and quality of services under the New Advisory Agree-ments as they received under the Prior Advisory Agreements. The Advisers have represented to the Boards that in the event of any material change in the in-vestment management personnel of the Advisers responsible for providing serv-ices to the Funds, the Advisers will apprise and consult with the relevant Board or Boards to ensure that the applicable Board, including a majority of the Board's Independent Trustees, is satisfied that the services provided by the Advisers will not be diminished in scope and quality.

The New Advisory Agreements

    The New Advisory Agreements. The form of the New Advisory and Sub- advisory Agreement is attached to this Proxy Statement as Exhibit A. If shareholders ap-prove the New Advisory Agreements, each of the agreements will remain in effect for an initial term of two years from its effective date, and may be renewed annually thereafter by specific approval of the respective Board or sharehold-ers of the applicable Portfolio, provided that they are also approved by a ma-jority of the Independent Trustees. The terms and conditions of the New Advi-sory Agreements, other than the parties and their dates of execution, effec-tiveness and initial term, are substantially the same as those of the Prior Ad-visory Agreements. The New BT Advisory Agreements and the New MGI Advisory Agreements will be between the Trust and either Bankers Trust or MGI, as appli-cable; the New Sub-advisory Agreements will be among the Trust, MGI (as Advis-er) and Bankers Trust (as sub-adviser). Each of the New BT Advisory Agreements became effective as of June 4, 1999, the date of the consummation of the Merg-er.

    If the New MGI Advisory Agreements and/or the New Sub-advisory Agreements are approved, Bankers Trust will continue to perform its advisory duties under the New BT Advisory Agreements until the New MGI Advisory Agreements and/or the New Sub-advisory Agreements are implemented. MGI, as Adviser, and Bankers Trust, as subadviser, would perform its respective advisory duties and be paid its respective advisory fees only upon implementation of the applicable New Ad-visory Agreement.

    Under the terms of the New Advisory Agreements, as under the Prior Advisory Agreements, each of the Advisers agrees to furnish the Portfolios with invest ment advisory and other services in connection with a continuous investment program for the Portfolios, including investment research and management with respect to all securities, investments, cash and cash equivalents in the port-folios. Subject to the supervision and control of the Portfolios' Boards, each of the Advisers agrees to (a) conform to all applicable rules and regulations of the Commission, including all applicable provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934 (the "Exchange Act"), the Act and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will conduct its activities under the New Advisory Agreements in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries, (b) provide the services rendered by it in accordance with the applicable Portfolio's investment objec-tives and policies as stated in Prospectuses and Statements of Additional In-formation of the relevant Funds, as from time to time in effect, and the Port-folios' then current registration statements on Form N-1A as filed with the Commission and the then current offering Memorandum if the Portfolio is not registered under the 1933 Act, (c) place orders pursuant to its investment de-terminations for each Portfolio either directly with the issuer or with any broker or dealer selected by it, (d) determine from time to time what securi-ties or other investments will be purchased, sold or retained by each Portfo-lio, and (e) maintain books and records with respect to the securities trans-actions of each Portfolio and render to the Board of Trustees of the Trust such periodic and special reports as they may request.

    The Advisory Fees. The investment advisory fee rate charged to the Portfo-lios under the New BT Advisory Agreements and the New MGI Advisory Agreements is the same as the investment advisory fee rate charged under the Prior Advi-sory Agreements. As noted above, the investment advisory fee payable under the New Sub-advisory Agreements would be paid by MGI, not the Portfolios, and may vary from time to time, subject to the approval of the applicable Portfolio's Board of Trustees, including a majority of its Independent Trustees.

    As under the Prior Advisory Agreements, Bankers Trust or MGI, as applica-ble, is paid a fee under the New Advisory Agreements for its services, calcu-lated daily and paid monthly, equal, on an annual basis, to the following:

Portfolio                   Advisory Agreement Fee*
---------------------------------------------------
Equity Appreciation Fund              0.65%
Cash Portfolio                        0.15%
Equity 500 Portfolio                 0.085%**
PreservationPlus Portfolio            0.35%

-----------
* Pursuant to the Expense Limitation Agreement between Bankers Trust and the Trust, the total fund operating expenses for each Fund (except for PreservationPlus Fund) are capped for the current fiscal year. Bankers Trust has voluntarily waived a portion of the fees payable to it with re-spect to the PreservationPlus Fund. The fee rates shown do not reflect the cap.
** This represents the actual fee paid to Bankers Trust over the last fiscal year. The fee was reduced to 0.075% on May 6, 1998.

    Generally. If approved, the New Advisory Agreements, as applicable, will each remain in effect for an initial term of two years (unless sooner terminat-ed), and shall remain in effect from year to year thereafter if approved annu-ally (1) by the Portfolios' Boards or by the holders of a majority of the Port-folios' respective outstanding voting securities (i.e., in most cases, the Funds) and (2) by a majority of the Independent Trustees who are not parties to such contract or agreement. Like the Prior Advisory Agreements, the New Advi-sory Agreements will terminate upon assignment by any party and are terminable, without penalty, on 60 days' written notice by the Portfolios' Boards or by a "majority" vote of the shareholders of the Portfolios (as defined in the Act) or upon 60 days' written notice by the applicable Adviser.

    The services of the Advisers are not deemed to be exclusive and nothing in the New Advisory Agreements prevents them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Port-folios) or from engaging in other activities. In addition, the Advisers are ob-ligated to pay expenses associated with providing the services contemplated by the New Advisory Agreements. The Portfolios bear certain other expenses includ-ing the fees of the Portfolios' Boards. The Portfolios also pay any extraordi-
nary expenses    incurred.

    Under the New Advisory Agreements, each of the Advisers will exercise its best judgment in rendering its advisory services. The Advisers shall not be li-able for any error of judgment or mistake of law or for any loss suffered by the Portfolios in connection with the matters to which the New Advisory Agree-ments relate, provided that nothing therein shall be deemed to protect or pur-port to protect the Advisers against any liability to the Portfolios or to its shareholders to which the Advisers could otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on their part in the perfor-mance of their duties or by reason of the Advisers' reckless disregard of their obligations and duties under the New Advisory Agreements.

The Advisers

    Bankers Trust. Bankers Trust is the principal banking subsidiary of BT Cor-poration. Bankers Trust is a bank and, therefore, not required to register as an investment adviser under the Advisers Act. Bankers Trust provides a broad range of commercial banking and financial services, including originating loans and other forms of credit, accepting deposits and arranging financings. Bankers Trust also engages in trading currencies, securities, derivatives and commodi-ties. In addition to providing investment advisory services to the Portfolios, Bankers Trust serves as investment adviser to 31 other investment companies and as investment subadviser to 34 other investment companies. (See Annex II for a list of those investment companies that Bankers Trust advises that have invest-ment objectives similar to those of the Portfolios, together with information regarding the fees charged to those companies.) As of March 31, 1999, Bankers Trust had over $313 billion of assets under management, including $1.8 billion of assets in the Portfolios.

    The names, business addresses and principal occupations of the current di-rectors and chief executive officer of Bankers Trust are set forth below.

      Name and Address                      Principal Occupation
-------------------------------------------------------------------------------
 Josef Ackermann             Chairman of the Board, Chief Executive Officer and
 Deutsche Bank A.G.          President, Bankers Trust Company; Member, Board of
 Taunusanlage 12             Managing Directors, Deutsche Bank A.G.
 D-60262 Frankfurt am Main
 Federal Republic of Germany
 Hans Angermueller           Shearman & Sterling, of counsel
 Shearman & Sterling
 599 Lexington Avenue
 New York, New York 10022
 George B. Beitzel           Director, Computer Task Group, Inc.; Director,
 29 King Street              Phillips Petroleum Company; Director, TIG Holdings
 Chappaqua, NY 10514-3432    Inc.
 William R. Howell           Chairman Emeritus, J.C. Penney Company, Inc.;
 J.C. Penney Company, Inc.   Director, Exxon Corporation; Director, Halliburton
 P.O. Box 10001              Company; Director, National Organization on
 Dallas, TX 75301-1109       Disability; Director, National Retail Federation;
                             Director and Chairman, Southern Methodist
                             University Board of Trustees; Director, Warner-
                             Lambert Company; Director, The Williams Companies,
                             Inc.
 Hermann-Josef Lamberti      Member, Board of Managing Directors; Deutsche Bank
 Deutsche Bank A.G.          A.G.
 Taunusanlage 12
 D-60262 Frankfurt am Main
 Federal Republic of Germany
 John A. Ross                Regional Chief Executive Officer, Deutsche Bank
 Deutsche Bank A.G.          Americas Holding Corp.
 31 West 52nd Street
 New York, NY 10019
 Ronaldo H. Schmitz          Member, Board of Managing Directors, Deutsche Bank
 Deutsche Bank A.G.          A.G.
 Taunusanlage 12
 D-60262 Frankfurt am Main
 Federal Republic of Germany
-------------------------------------------------------------------------------

    In addition to serving as investment adviser to the Portfolios, Bankers Trust also serves as administrator, transfer agent and custodian of each Port-folio and Fund. These services will continue to be provided by Bankers Trust after approval of the New Advisory Agreements. (Annex III sets forth the fees paid to Bankers Trust by the Portfolios and the Funds for these services for the most recently completed fiscal year.)

    MGI. MGI is a corporation organized under the laws of the State of Dela-ware and is a registered investment adviser under the Advisers Act. It is lo-cated at 885 Third Avenue, 32nd Floor, New York, NY 10022. MGI provides a full range of investment advisory services to institutional clients. MGI serves as investment adviser to ten other investment companies and as investment subadviser to five other investment companies. MGI is a subsidiary of Morgan Grenfell Asset Management Ltd. ("MGAM"), located at 20 Finsbury Circus, Lon-don, England, a wholly owned subsidiary of Deutsche Morgan Grenfell Group PLC, located at 23 Great Winchester Street, London, England, an investment holding company, which is, in turn, a wholly owned subsidiary of Deutsche Bank. MGAM currently manages approximately $16.5 billion for a wide range of pension, corporate, insurance, local authority, government and private clients world-wide. (See Annex II for a list of those investment companies that MGI advises that have investment objectives similar to those of the Portfolios, together with information regarding the fees charged to those companies.)

    The names, business addresses and principal occupations of the current di-rectors and chief executive officer of MGI are set forth below. Except as oth-erwise indicated, the business address of the individuals named below is 885 Third Avenue, 32nd Floor, New York, NY 10022 and their positions at MGI con-stitute their principal occupation.

     Name and Address                      Principal Occupation
-------------------------------------------------------------------------------
 Richard Marin             President and Director, Morgan Grenfell Inc.;
 280 Park Avenue           Managing Director, Bankers Trust Company
 New York, NY 10017
 David Westover Baldt      Executive Vice President and Director, Morgan
                           Grenfell Inc.
 Joan A. Binstock          Chief Operating Officer, Secretary, Treasurer and
                           Director, Morgan Grenfell Inc.
 Audrey Mary Theresa Jones Executive Vice President, Portfolio Manager and
                           Director, Morgan Grenfell Inc.
 Robert H. Smith           Chairman and Director, Morgan Grenfell Inc.; Chief
                           Executive Officer, Morgan Grenfell Asset Management;
                           Chairman and Chief Executive Officer, Morgan
                           Grenfell Development Capital
 Steven Schneider          Managing Director, Bankers Trust Company
 280 Park Avenue
 New York, NY 10017

Section 15(f) of the Act

    Section 15(f) of the Act provides that when a change of control of an in-vestment adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive an amount or benefit in connection there-with as long as two conditions are satisfied.

    First, no "unfair burden" may be imposed on the investment company as a re-sult of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the Act, the term "unfair burden" includes any arrangement during the two (2) year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any "interested person" (as defined in the Act) of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of other property to, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). The Advisers have advised the Boards that there are no circumstances arising from the Merger that might result in an "un-fair burden" (within the meaning of section 15(f) of the Act) being imposed on the Portfolios. After conducting their reviews of the Advisers and of Bankers Trust's performance, and after reviewing materials specifically provided by Bankers Trust as a result of the termination of the Prior Advisory Agreements and its request that the Boards approve the New Advisory Agreements, the Boards were satisfied that they had received and appropriately considered the relevant factors and, after consultation with counsel, the Boards determined to approve the New Advisory Agreements.

    The second condition is that, during the three (3) year period immediately following the Merger, at least 75% of the members of the Portfolios' Boards must not be "interested persons" of the Advisers within the meaning of the Act. All current members of the Boards are not, and have continued not to be since the Merger, "interested persons" of the Advisers.

Additional Information

    On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal author-ities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activi-ties of Bankers Trust or its affiliates.

    As a result of the plea, absent an order from the Commission, Bankers Trust would not be able to continue to provide investment advisory services to the Portfolios or the Funds. The Commission has granted Bankers Trust a temporary order under Section 9(c) of the Act to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies, and Bankers Trust, pursuant to Section 9(c) of the Act, has filed an application for a permanent order. On May 7, 1999, the Commission extended the temporary order under Section 9(c) of the Act until the Commission takes final action on the application for a permanent order, or, if earlier, November 8, 1999. However, there is no assurance that the Commission will grant a permanent order. If the Commission refuses to grant a permanent order, shareholders will receive supplemental proxy materials requesting approval to release any amounts held in escrow up to the time of the refusal and such other action as deemed appropriate by the Boards.

Recommendation of the Boards

    At a meeting of the Boards held on March 8, 1999 called for the purpose of, among other things, voting on approval of the New BT Advisory Agreements, the Boards, including the Independent Trustees, unanimously approved the New BT Ad-visory Agreements. In reaching this conclusion, the Boards obtained from BT Corporation, Deutsche Bank and Bankers Trust such information as they deemed reasonably necessary to approve Bankers Trust as investment adviser to the Portfolios. Additionally, the Boards considered a number of factors, including, among other things, the continuity of the management of the Portfolios after the Merger; the nature, scope and quality of services that Bankers Trust would likely provide to the Portfolios; the quality of the personnel of Bankers Trust; Bankers Trust's commitment to continue to provide these services in the future; the maintenance of the identical advisory fee rates; and the fact that the New BT Advisory Agreements contain substantially the same terms and condi-tions as the Prior Advisory Agreements. Based on the factors discussed above and others, the Boards determined that the New BT Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders.

    At meetings of the Boards held on July 15 and July 27, 1999 called for the purpose of, among other things, discussing and voting on approval of the New MGI Advisory Agreements and the New Sub-advisory Agreements, the Boards ob-tained from Deutsche Bank and MGI such information as they deemed reasonably necessary to approve MGI as an investment adviser to the Portfolios. Represent-atives of Deutsche Bank and MGI made detailed presentations at the July 15th and July 27th meetings with respect to, among other factors, the organizational structure, assets under management, asset management services, financial condi-tion and business plan of MGI. The Boards considered the same factors described above for the New BT Advisory Agreements with regard to the New MGI Advisory Agreements and the New Sub-advisory Agreements. The Boards also considered a number of other factors, including the capacity of MGI to perform its duties under the New Advisory Agreements; the high degree of conti-nuity of investment management personnel expected to be available to the Port-folios because most of the personnel of Bankers Trust who provided services un-der the Prior Management Agreements will be employed by MGI; the financial standings of Deutsche Bank and MGI; the benefits to the Funds and Portfolios from technological advances being instituted by Deutsche Bank on a world-wide basis; the experience and expertise of MGI as an investment adviser, as re-flected in its amount of assets under management; and the new organizational structure proposed to be created as a component of the Merger and the benefits that may accrue to the shareholders as a result thereof. With respect to the last factor, the Boards considered that the proposed organizational structure may simplify the organizational structure of Deutsche Bank's U.S. mutual fund operations, enhance the efficiency of their administration and promote consis-tency of internal controls, compliance and regulatory oversight. Additionally, the eventual implementation of the New MGI Advisory Agreements will provide the Funds and the Portfolios with an investment adviser registered under the Advis-ers Act.

    The Boards were apprised that the deferral in implementing the New MGI Ad-visory Agreements is needed to permit Deutsche Bank a sufficient amount of time (which will vary for different Portfolios) to plan, prepare and institute the necessary arrangements for MGI to consolidate Deutsche Bank's U.S. mutual fund operations. The Advisers also emphasized to the Boards that the New MGI Advi-sory Agreements and the New Sub-advisory Agreements would be implemented only upon the approval of the Independent Trustees based on information they then deemed adequate and necessary to consider these arrangements. At the July 27th meeting of the Boards, a majority of the Boards, including a majority of the Independent Trustees, approved the New MGI Advisory Agreements and the New Sub-advisory Agreements.

    Based on the factors discussed above and others, the Boards determined that the New MGI Advisory Agreements and the New Sub-Advisory Agreements are fair and reasonable and in the best interest of the Portfolios and their respective shareholders.

    In addition, at meetings held on March 24 and April 21, 1999 the Boards, including the Independent Trustees, also were apprised of the guilty pleas dis-cussed above and the exemptive relief sought by Bankers Trust.

    Therefore, after careful consideration, the Boards, including the Indepen-dent Trustees of each, recommend that the respective shareholders of the Funds vote "FOR" the approval of the New Advisory Agreements as set forth in these Proposals.

    If the New BT Advisory Agreements are approved by the shareholders, each agreement will continue in effect as described above. If any New BT

Advisory Agreement is not approved by the shareholders, the advisory fees held in escrow with respect to that New BT Advisory Agreement will be paid over to the applicable Portfolio. In such event, the applicable Board(s) will consider what other action is appropriate based upon the interests of the shareholders. If any New MGI Advisory Agreements and/or New Sub-advisory Agreements are not approved by the shareholders, the applicable New BT Advisory Agreement(s), if they have been approved by the shareholders, will continue in effect in accor-dance with their terms while the Boards consider whether and the extent to which other action is appropriate based upon the interests of the shareholders. If shareholders of a Fund do not approve the applicable New Advisory Agreements at the same time that shareholders of other investment companies approve the applicable New Advisory Agreements with respect to a common Portfolio in a man-ner sufficient to implement the New Advisory Agreements for that Portfolio, the applicable Fund will remain a participant in that Portfolio while the Boards consider what other action, if any, is appropriate based upon the interests of the shareholders of the applicable Fund.

                                  PROPOSAL II

         ELECTION OF BOARDS OF TRUSTEES OF THE TRUST AND THE PORTFOLIOS

    Trustees constituting the entire Board of Trustees of the Trust and of each Portfolio are to be elected at the Special Meeting to serve until their succes-sors have been duly elected and qualified or until their earlier resignation or removal. The Trustee Nominees were recently selected by the Independent Trust-ees of the Boards and nominated by the full Boards at meetings held on July 27, 1999. The names and ages of the Trustee Nominees, their principal occupations during the past five years and certain of their other affiliations are provided below. Of the Trustee Nominees, Martin J. Gruber and Harry Van Benschoten are currently Trustees of the Trust and Charles P. Biggar, S. Leland Dill and Philip Saunders, Jr. are currently Trustees of the Portfolios. No Trustee or Trustee Nominee of the Trust or the Portfolios serves or will serve as an offi-cer of the Trust or any Portfolio. Each of the Trustee Nominees has agreed to serve if elected at the Special Meeting. It is the intention of the persons designated as proxies in the Proxy, unless otherwise directed therein, to vote at the Special Meeting for the election of the Trustee Nominees named below as the entire Board of Trustees of the Trust and of each Portfolio. If any Trustee Nominee is unable or unavailable to serve, the persons named in the Proxies will vote the Proxies for such other person as the Boards may recommend.

    The following table sets forth the name, age, position with the Trust/Portfolios, and principal occupation of each Trustee Nominee; each Trustee Nominee is proposed to be elected as such for the Trust and for each Portfolio.

                                TRUSTEE NOMINEES

                   Position with         Principal Occupations During Last
 Name and Age      Trust/Portfolios      Five Years
------------------------------------------------------------------------------
 Charles P.        Trustee of Portfolios Retired; formerly, Vice President of
 Biggar (1)+       since inception of    International Business Machines
 Age: 68           each Portfolio        ("IBM") and President of the National
                                         Services and Field Engineering
                                         Divisions of IBM.

 S. Leland Dill    Trustee of Portfolios Retired; Director, Coutts (U.S.A.)
 (1)+              since inception of    International; Trustee, Phoenix-Zweig
 Age: 69           each Portfolio        Trust(4) and Phoenix-Euclid Market
                                         Neutral Fund(4); former Partner of
                                         KPMG Peat Marwick; Director, Vintners
                                         International Company Inc.; Director,
                                         Coutts Trust Holdings Ltd.; Director,
                                         Coutts Group; General Partner,
                                         Pemco(4).

                                                 Principal Occupations During
                           Position with         Last
 Name and Age              Trust/Portfolios      Five Years
-------------------------------------------------------------------------------
 Martin J. Gruber (1)+     Trustee of Trust      Nomura Professor of Finance,
 Age: 62                   since 1992            Leonard N. Stern School of
                                                 Business, New York University
                                                 (since 1964); Trustee,
                                                 TIAA(4); Trustee, Cowen Mutual
                                                 Funds(4); Trustee, Japan
                                                 Equity Fund(4); Trustee,
                                                 Taiwan Equity Fund(4).

 Richard Hale*                                   Managing Director, Deutsche
 Age: 54                                         Asset Management; Director,
                                                 Flag Investors Fund(4);
                                                 Managing Director, BT Alex.
                                                 Brown Incorporated; Director
                                                 and President, Investment
                                                 Company Capital Corp.

 Richard J. Herring (2)+                         Jacob Safra Professor of
 Age: 53                                         International Banking,
                                                 Professor of Finance and Vice
                                                 Dean, The Wharton School,
                                                 University of Pennsylvania
                                                 (since 1972).

 Bruce E. Langton (2)+                           Retired; Trustee, Allmerica
 Age: 68                                         Financial Mutual Funds (1994
                                                 to present); Member, Pension &
                                                 Thrift Plans and Investment
                                                 Committee, Unilever U.S.
                                                 Corporation (1989 to
                                                 present)(3); Director, TWA
                                                 Pilots Directed Account Plan
                                                 and 401K Plan (1988 to
                                                 present)(4).

 Philip Saunders, Jr. (1)+ Trustee of Portfolios Principal, Philip Saunders
 Age: 63                   since inception of    Associates (Economic and
                           each Portfolio        Financial Analysis); Former
                                                 Director, Financial Industry
                                                 Consulting, Wolf and Company;
                                                 President, John Hancock Home
                                                 Mortgage Corporation; Senior
                                                 Vice President of Treasury and
                                                 Financial Services, John
                                                 Hancock Mutual Life Insurance
                                                 Company, Inc.

 Harry Van Benschoten (1)+ Trustee of Trust      Retired; Director, Canada Life
 Age: 71                   since 1992            Insurance Corporation of New
                                                 York.

-----------
*  "Interested Person" within the meaning of Section 2(a)(19) of the Act.
+ Dr. Gruber and Mr. Van Benschoten are members of the Audit Committee of the Board of the Trust and Messrs. Biggar, Dill and Saunders are members of the Audit Committees of the Boards of the Portfolios.
(1) Holds one other Trusteeship in the Bankers Trust Fund Complex, as defined below.
(2) Holds two other Trusteeships in the Bankers Trust Fund Complex, as defined below.
(3) A publicly held company with securities registered pursuant to section 12 of the Exchange Act.
(4) An investment company registered under the Act.

    Each Board has established an Audit Committee that meets with the Trust's/Portfolios' independent accountants to review the financial statements of the Trust/Portfolios, the adequacy of internal controls and the accounting procedures and policies of the Trust/Portfolios, and reports on these matters to the Board. The Independent Trustees of each Board, who constitute 100% of the membership of each current Board, select and nominate the new trustee nominees who are not "interested persons," as defined under the Act, of the Trust or Portfolios, as applicable. The Boards do not have compensation committees. During 1998, the Boards held four meetings and the Audit Committee held two meetings.

    If Richard Hale is elected, he will not be a member of the Audit Committee.

    The following table sets forth the compensation received by the Trustee Nominees for their services to the Trust, Portfolios and Bankers Trust Fund Complex (as defined below) during the most recent calendar year. In addition to the fees listed below, the Trustees are also reimbursed for all reasonable expenses incurred during the execution of their duties for the Trust, Portfolios and Bankers Trust Fund Complex.

                                      Aggregate                            Estimated
                        Aggregate    Compensation Pension or Retirement     Annual     Total Compensation
                       Compensation    from the    Benefits Accrued as   Benefits upon From the Complex*
Name of Trustee       from the Trust  Portfolios  Part of Trust Expenses  Retirement    Paid to Trustees
---------------------------------------------------------------------------------------------------------
Charles P. Biggar            N/A       $25,143             N/A                N/A           $36,250
S. Leland Dill               N/A       $ 3,882             N/A                N/A           $36,250
Martin J. Gruber         $19,167           N/A             N/A                N/A           $36,250
Richard Hale                 N/A           N/A             N/A                N/A               N/A
Richard J. Herring           N/A           N/A             N/A                N/A           $35,000
Bruce E. Langton             N/A       $25,425             N/A                N/A           $35,000
Philip Saunders, Jr.         N/A       $ 3,910             N/A                N/A           $36,250
Harry Van Benschoten     $19,167           N/A             N/A                N/A           $36,250

----------
* The "Bankers Trust Fund Complex" consists of the Trust and the Portfolios, as well as BT Institutional Funds, BT Investment Funds, BT Adviser Funds and BT Insurance Funds Trust.

    The following table sets forth the names, ages, position with the Trust and length of service in such position, and principal occupations during the past five years of the Officers of the Trust.

 Name and Age                  Position with Trust and Principal Occupations
-----------------------------------------------------------------------------------------
 John A. Keffer   President and Chief Executive Officer since 1998; President, Forum
 Age: 57          Financial Group L.L.C. and its affiliates; President, ICC Distributors,
                  Inc.
 Daniel O. Hirsch Secretary since 1998; Director, Deutsche Asset Management since 1999;
 Age: 45          Director, BT Alex. Brown Incorporated and Investment Company Capital
                  Corporation, 1998-99; Associate General Counsel, Office of General
                  Counsel, United States Securities and Exchange Commission, 1993-1998.
 Charles A. Rizzo Treasurer since 1999; Vice President and Department Head, Deutsche
 Age: 41          Asset Management since 1998; Senior Manager, PricewaterhouseCoopers LLP
                  1993-98.
-----------------------------------------------------------------------------------------

-----------
* Underwriter/distributor for the Trust. Mr. Keffer owns 100% of the shares of ICC Distributors, Inc.

Recommendation of the Boards

    At a meeting of the Boards held on July 27, 1999, the Boards, based on a recommendation of the incumbent Independent Trustees of each, unanimously ap-proved the nomination of the Trustee Nominees. In reaching this conclusion, the Boards obtained from the Trustee Nominees such information as they deemed rea-sonably necessary to approve the Trustee Nominees and considered a number of factors, including, among other things: alignment of the members of the Boards of the Trust and the Portfolios; the nature, scope and quality of services that the Trustee Nominees would likely provide to the Trust and the Portfolios; and the desirability of maintaining adherence to Section 15(f) of the Act. Based on the factors discussed above and others, the Boards determined that the election of the Trustee Nominees is in the best interest of the Trust and the Portfolios and their respective shareholders.

    Therefore, after careful consideration, the Boards, including the Indepen-dent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the election of the Trustee Nominees as set forth in this Proposal.

    If the Trustee Nominees are elected by the applicable shareholders, each Trustee Nominee will serve until his successor is duly elected and qualified or until his earlier resignation or removal. If the Trustee Nominees are not elected, the applicable Board(s) will consider what action is appropriate based upon the interests of the Trust's or Portfolios' shareholders, as applicable.

                                  PROPOSAL III

   RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR BT INVESTMENT MONEY MARKET FUND, BT CASH MANAGEMENT PORTFOLIO,
   BT INVESTMENT EQUITY 500 INDEX FUND, BT EQUITY 500 INDEX PORTFOLIO AND BT
                            EQUITY APPRECIATION FUND

    The Boards of the Trust and the above Portfolios, including a majority of the Independent Trustees of each, have approved the selection of PricewaterhouseCoopers LLP to serve as independent accountants for the above Funds and the above Portfolios for the current fiscal year. PricewaterhouseCoopers LLP has served as independent accountants of each Fund and each Portfolio since the date of the applicable Fund and Portfolio's incep-tion and has advised the Trust and the Portfolios that they have no direct or indirect financial interest in any Fund or Portfolio. Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Special Meet-ing and, thus, are not expected to make a statement; however, one or more rep-resentatives will be available by telephone to respond to appropriate questions posed by shareholders or management.

    Therefore, after careful consideration, the Boards, including the Indepen-dent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                  PROPOSAL IV

 RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS
            FOR PRESERVATIONPLUS FUND AND PRESERVATIONPLUS PORTFOLIO

    The Boards of the Trust and PreservationPlus Portfolio, including a major-ity of the Independent Trustees of each, have approved the selection of Ernst & Young LLP to serve as independent accountants for PreservationPlus Fund and PreservationPlus Portfolio for the current fiscal year. Ernst & Young LLP has served as independent accountants of PreservationPlus Fund and PreservationPlus Portfolio since their respective dates of inception and has advised the Trust and the PreservationPlus Portfolio that they have no direct or indirect finan-cial interest in PreservationPlus Fund or PreservationPlus Portfolio. Repre-sentatives of Ernst & Young LLP are not expected to be present at the Special Meeting and, thus, are not expected to make a statement; however, one or more representatives will be available by telephone to respond to appropriate ques-tions posed by shareholders or management.

    Therefore, after careful consideration, the Boards, including the Indepen-dent Trustees of each, recommend that the respective shareholders of the Trust and the Portfolios vote "FOR" the ratification of the independent accountants as set forth in this Proposal.

                                 VOTE REQUIRED

    In view of the master-feeder structure discussed earlier, approval of each of Proposals IA, IB and IC with respect to a particular Portfolio's New Advi-sory Agreements requires the affirmative vote of a "majority" of the outstand-ing shares of the Portfolio's various feeder funds as shareholders of the Port-folio. "Majority" (as defined in the Act) means (as of the Record Date) the lesser of (a) 67% or more of the shares of the applicable Portfolio present at the special meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Portfolio (with respect to the applicable feeder funds) determined by reference to the shares outstanding of the various feeder funds). Because abstentions and broker non-votes are treated as shares present but not voting, any abstentions and broker non-votes will have the effect of votes against Proposals IA, IB and IC, which require the approval of a speci-fied percentage of the outstanding shares of a Portfolio.

    Approval of Proposal II with respect to the Trustee Nominees of the Trust requires the affirmative vote of a plurality of the votes cast in person or by proxy at the Special Meeting for all Funds voting collectively. Approval of Proposal II with respect to the Trustee Nominees of the Portfolios requires the affirmative vote of a plurality of the votes cast in person or by proxy at the special meetings of shareholders of all the Portfolios' various feeder funds voting collectively. Because abstentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposal II.

    Approval of Proposals III and IV with respect to the selection of the inde-pendent accountants of the applicable Funds requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting for each Fund. Approval of Proposals III and IV with respect to the selection of the independent accountants of the applicable Portfolios requires the affirma-tive vote of a majority of the votes cast in person or by proxy at the special meetings of shareholders of each Portfolio's various feeder funds. Because ab-stentions and broker non-votes are not treated as shares voted, abstentions and broker non-votes will have no impact on Proposals III and IV.

  THE BOARDS, INCLUDING THE INDEPENDENT TRUSTEES OF EACH, RECOMMEND THAT THE
   SHAREHOLDERS VOTE  "FOR" APPROVAL OF PROPOSALS  IA, IB, IC, II,  III AND
    IV. ANY UNMARKED PROXIES WILL BE SO VOTED.

    The Board is not aware of any other matters that will come before the Spe-cial Meeting. Should any other matter properly come before the Special Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

                      SUBMISSION OF SHAREHOLDER PROPOSALS

    The Funds do not hold regular shareholders' meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent share-holders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement.

    Proposals must be received at a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the materials for a Fund's meeting. Timely submission of a proposal does not, however, necessarily mean that such proposal will be included.

                   SHAREHOLDERS' REQUEST FOR SPECIAL MEETING

    Shareholders holding at least 10% of each Fund's outstanding voting securi-ties (as defined in the Act) may require the calling of a meeting of sharehold-ers for the purpose of voting on the removal of any Trustee of the Fund. Meet-ings of shareholders for any other purpose also shall be called by the applica-ble Board of

Trustees when requested in writing by shareholders holding at least 10% of the shares then outstanding.

    IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY, PLEASE CONTACT SHAREHOLDER COM-MUNICATIONS CORPORATION AT 1-800-732-6168.

 SHAREHOLDERS  WHO DO NOT  EXPECT TO BE PRESENT  AT THE SPECIAL  MEETING
  AND  WHO WISH TO HAVE  THEIR SHARES VOTED  ARE REQUESTED TO DATE  AND
   SIGN  THE ENCLOSED PROXY  AND RETURN IT  IN THE ENCLOSED  ENVELOPE,
    UNLESS THEY ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET.

                                         By Order of the Board of Trustees,

                                         /s/ Daniel O. Hirsch

                                         Daniel O. Hirsch, Secretary

August 23, 1999

 THE BOARD OF TRUSTEES OF  THE TRUST HOPES THAT SHAREHOLDERS WILL ATTEND
  THE  SPECIAL MEETING.  WHETHER OR  NOT YOU  PLAN TO  ATTEND, YOU  ARE
   URGED  TO COMPLETE, DATE,  SIGN AND RETURN  EACH ENCLOSED PROXY  IN
    THE ACCOMPANYING ENVELOPE (UNLESS  YOU ARE VOTING BY TELEPHONE OR
     THROUGH THE INTERNET).

                                                                        Annex I

(i) 5% Shareholders

MONEY MARKET FUND:

                                            Shares
                                         Beneficially     Percent Ownership
Name and Address of Beneficial Owner        Owned       of Outstanding Shares
-----------------------------------------------------------------------------
Bankers Trust Co.                      113,912,369.4200        19.232%
  Custody Texas Instruments Employees
  Universal Profit Sharing Plan
  Attn: Michael Bucowski
  34 Exchange Place
  Jersey City, NJ 07302- 3885

Capital Factors                         51,012,156.6300         8.612%
  Financing Trust Series 1994-1
  120 East Palmetto Park Road
  Boca Raton, FL 33432-4835

EQUITY 500 FUND:

Name and Address of Beneficial       Shares Beneficially   Percent Ownership
Owner                                       Owned        of Outstanding Shares
------------------------------------------------------------------------------
Bankers Trust Company                   944,347.4260            17.589%
  Custody 401(k) Westinghouse
   Personal Investment
  Bankers Trust Co. Mail Stop 3064
  Attn: John Sawicki
  34 Exchange Place, 6th Floor
  Jersey City, NJ 07302-3885

State Street Bank and Trust Custody     597,853.6060            11.136%
  of Northrop Grumman ESSD Savings
  Attn: Annette Johnson
  34 Exchange Place, # 6-3064
  Jersey City, NJ 07302-3885

Bankers Trust Company                   481,983.3900             8.977%
  Custody 401(k) Matsushita Elec.
   Corp. of America
  Attn: Elijah Outen
  100 Plaza One, Mailstop 3064
  Jersey City, NJ 07311-3999

                                      Shares Beneficially   Percent Ownership
Name and Address of Beneficial Owner         Owned        of Outstanding Shares
-------------------------------------------------------------------------------
Bankers Trust Co. Custody 401(k)         319,737.5500             5.955%
  Framatome Technologies
  Attn: Tom Arnold
  Recordkeeping
  684 Grassmere Park Road
  Nashville, TN 37211-3658

Bechtel Bettis Inc. Savings Plan         275,197.1960             5.126%
  c/o Bankers Trust Company
  100 Plaza One
  Jersey City, NJ 07311-3901

PRESERVATIONPLUS FUND:

                                         Shares Beneficially   Percent Ownership
Name and Address of Beneficial Owner            Owned        of Outstanding Shares
----------------------------------------------------------------------------------
Institutional Service Class
Collins & Aikman Retirement Income Plan     4,020,896.304           35.167%
  c/o Bankers Trust
  100 Plaza One MS 3055
  Attn: Frances Chaba
  Jersey City NJ 07311-3902

Bankers Trust Co. Trustee                   3,433,270.39            30.027%
  U/A Dtd 7/1/91
  FBO The Sweetheart Cup Co.
  100 Plaza One
  401K PS & Retirement Plan
  Jersey City NJ 07311-3901

Bankers Trust Co. Trustee                   2,046,740.784           17.901%
  U/A Dtd 10/1/98
  Grove US LLC Retirement Savings 40
  130 Liberty Street Fl. 20
  Attn: Anna Tikonoff
  New York, NY 10006-1105

Northwestern Trust Company                  1,806,704.765           15.801%
  SVG 401K Savings Plan
  1201 3rd Avenue Suite 2010
  Seattle WA 98101-3206

                                      Shares Beneficially   Percent Ownership
Name and Address of Beneficial Owner         Owned        of Outstanding Shares
-------------------------------------------------------------------------------
Institutional Class
Chase Manhattan Bank Trustee             9,482,704.52            51.278%
  U/A 1/1/85 FBO Avon Employees
  Savings & Stock Ownership Plan
  130 Liberty Street Fl. 23
  Attn: Anna Tikonoff
  New York NY 10006-1105

Bankers Trust Co. of CA                  3,531,523.586           19.097%
  Trustee U/A 8/1/92
  Futura 401(K) Savings Plan
  PO Box 9014 Church St. Station
  Fixed Account
  New York NY 10008

Boston Safe Deposit & Trust Co.          2,850,105.798           15.412%
  Trustee Thermo Electron Corp.
  Plus Plan U/A Dtd 1/1/94
  130 Liberty Street Fl. 23
  New York NY 10006-1105

Investment Class
Robert E. Rich, Robert E. Rich, Jr.,     1,617,202.175           80.059%
  David A. Rich, Trustees
  U/A Dtd 1/1/85
  Rich Prods. Retirement & Savings
  Plan
  1150 Niagara Street
  c/o James R. Haddad
  Buffalo, NY 14213-1714

Province HealthCare Company                165,664.291            8.201%
  401K Plan U/A Dtd 11/1/97
  c/o Amsouth Bank
  PO Box 830859
  Attn: Tracey Crain
  Birmingham AL 35283

Service Class
National Plus 401K Plan                    673,702.706           43.973%
  FBO Textile Workers Pension Fund
  U/A Dtd 3/30/89
  6 Blackstone Valley Pl. Ste. 302
  c/o Monica Bender
  Lincoln RI 02865-1112

                                         Shares
                                      Beneficially   Percent Ownership
Name and Address of Beneficial Owner     Owned     of Outstanding Shares
------------------------------------------------------------------------
Northwestern Trust Company            466,454.655         30.446%
  U/A Dtd 9/1/96
  FBO Community Health Systems
  1201 3rd Avenue Ste. 2010
  Retirement & Profit Sharing Plan
  Seattle WA 98101-3026

Security Trust Company Trustee        233,261.04          15.225%
  U/A Dtd 5/1/99
  FBO Burnstead Construction
  2390 E. Camelback Rd. Ste. 240
  401(K) PSP
  Phoenix AZ 85016-3434

Patrick Shao & Deb Schmitz Trustees    85,737.601          5.596%
  Wheel Works 401(K) Plan
  802 S. 1st Street
  San Jose CA 95110-3194

EQUITY APPRECIATION FUND:

                                                Shares
                                             Beneficially    Percent Ownership
Name and Address of Beneficial Owner            Owned      of Outstanding Shares
--------------------------------------------------------------------------------
Northern Telecom Omnibus Account            5,101,490.6550        60.177%
  c/o Bankers Trust Company
  Attn: John Sawicki
  Mail-stop 3064
  34 Exchange Place, 6th Floor
  Jersey City, NJ 07302-3885

Bankers Trust Co. as Trustee for            1,633,735.1290        19.272%
  Westinghouse Savannah River Inc. Savings
  and Investment Plan
  34 Exchange Pl.--Mail Stop 3064
  Jersey City, NJ 07302-3885

Bankers Trust Co. as Trustee                  514,213.3720         6.066%
  for Hanson Industries Plan 401(k)
  Attn: Marisa Depp,
  Mail Stop 3055
  34 Exchange Pl., 5th Floor
  Jersey City, NJ 07302-3885

                                              Shares
                                           Beneficially   Percent Ownership
Name and Address of Beneficial Owner          Owned     of Outstanding Shares
-----------------------------------------------------------------------------
Bankers Trust Co. as Trustee for           502,724.1040         5.930%
  Millenium Chemicals 401(k)
  Attn: Linda Castello
  200 International Circle, Ste 2000
  Hunt Valley, MD 21030-1336

(ii) Trustees and Trustee Nominees                                *
Charles P. Biggar                                                 *
S. Leland Dill                                                    *
Martin J. Gruber                                                  *
Richard Hale                                                      *
Richard J. Herring                                                *
Bruce E. Langton                                                  *
Philip Saunders, Jr.                                              *
Harry Van Benschoten                                              *
(iii) Executive Officers                                          *
John A. Keffer                                                    *
Daniel O. Hirsch                                                  *
Charles Rizzo                                                     *
(iv) Trustees and Executive Officers as a                         *
  Group

-----------
   *The Trustees, the Trustee Nominees, the executive officers of the Trust and the Trustees and executive officers as a group own less than 1% of the Fund's outstanding shares.

                                                                        Annex II

                                BT Pyramid Funds

                                                  Net Assets       Advisory
                                                  (As of Most      Fee as a
                                                   Recently      Percentage of
                                                   Completed     Average Daily
                                                 Fiscal Year)     Net Assets
------------------------------------------------------------------------------
Cash Management Portfolio:
 Includes the following feeder funds:                                   0.15%
  BT Investment Cash Management Fund.......... $  232,585,828.00
  BT Investment Money Market Fund............. $  436,604,000.00
  BT Institutional Cash Management Fund....... $2,347,142,000.00
  Institutional Cash Reserves................. $2,367,776,951.00
  Money Market ProFund........................ $  204,909,098.00
Treasury Money Portfolio:
 Includes the following feeder funds:                                   0.15%
  BT Investment Treasury Money Fund........... $  308,910,930.00
  BT Institutional Treasury Money Fund........ $1,728,834,000.00
Capital Appreciation Portfolio:
 Includes the following feeder fund:                                    0.65%
  BT Investment Capital Appreciation Fund..... $   25,496,736.00
Small Cap Portfolio:
 Includes the following feeder fund:                                    0.65%
  BT Investment Small Cap Fund................ $  172,310,059.00
BT Investment Equity Appreciation Fund........ $  122,077,106.00        0.65%
American General Series Portfolio Company 3--
  Small Cap Value Fund (VALIC)a............... $    3,273,066.27       NOTE A
Season Series Trust--Large Cap Growth
  Portfolioa.................................. $    5,142,375.93 0.10%--first
                                                                 $500 million
                                                                  0.03%--over
                                                                 $500 million
Season Series Trust--Cap Composite
  Portfolioa.................................. $    5,308,328.33 0.05%--first
                                                                 $500 million
                                                                  0.03%--over
                                                                 $500 million
Season Series Trust--Cap Value Portfolioa..... $    5,470,359.19 0.10%--first
                                                                 $500 million
                                                                  0.03%--over
                                                                 $500 million
Season Series Trust--Cap Growth Portfolioa.... $    5,380,426.86 0.10%--first
                                                                 $500 million
                                                                  0.03%--over
                                                                 $500 million

----------
a Bankers Trust acts as Sub-Advisor of the portion of the portfolio of this fund which invests according to an investment strategy that seeks to repli-cate a securities index.

                                                   Net Assets       Advisory
                                                   (As of Most      Fee as a
                                                    Recently      Percentage of
                                                    Completed     Average Daily
                                                  Fiscal Year)     Net Assets
-------------------------------------------------------------------------------
Season Series Trust--Mid-Cap Value              $    5,504,588.18 0.10%--first
  Portfolioa..................................                    $500 million
                                                                   0.03%--over
                                                                  $500 million
Season Series Trust--Small-Cap Portfolioa.....  $    5,350,213.30 0.07%--first
                                                                  $500 million
                                                                   0.03%--over
                                                                  $500 million
Morgan Grenfell Smaller Companies Fund........  $    6,513,010.00        1.00%
Morgan Grenfell Micro Cap Fund................  $   17,485,411.00        1.50%
Morgan Grenfell Small Cap Fund, Inc...........  $  116,599,100.00        1.00%
Morgan Grenfell International Select Equity
  Fund........................................  $   57,890,123.00        0.70%
Equity 500 Index Portfolio:                                              0.08%
 Includes the following feeder funds:
  BT Institutional Equity 500 Index Fund......  $2,288,969,859.00
  Scudder S & P 500 Index Fund................  $  244,805,518.35
  American Aadvantage S & P 500 Index Fund....  $  322,610,586.01
  USAA S & P 500 Index Fund...................  $2,713,859,248.97
  American Aadvantage S&P 500 Index Mileage
    Fund......................................  $    3,632,960.16
  BT Investment Equity 500 Index Fund.........  $  929,474,411.08
Quantitative Equity Fund......................             N/A/1/        0.50%
American Skandia Trust--AST Bankers Trust
  Enhanced 500 Portfolio......................  $  452,128,871.00       NOTE J
Security Equity Fund--Enhanced Index Series
  (Security Benefit)..........................  $   15,785,667.21       NOTE K
BT Insurance Equity 500 Index Fund............  $   49,691,350.00        0.20%
American General Series Portfolio--MidCap
  Index Fund (VALIC)..........................  $  814,774,297.65       NOTE D
American General Series Portfolio--Stock Index
  Fund (VALIC)................................  $4,624,973,419.19       NOTE D
American General Series Portfolio Company 2--
  Stock Index Fund (VALIC)....................  $   12,489,608.16       NOTE D
American General Series Portfolio Company 2--
  MidCap Index Fund...........................  $    6,585,995.57       NOTE D

-----------
/1/The fund commenced operations on March 31, 1999. Accordingly, the fund does not have a full fiscal year of operations to report.

                                                  Net Assets       Advisory
                                                 (As of Most       Fee as a
                                                   Recently      Percentage of
                                                  Completed      Average Daily
                                                 Fiscal Year)     Net Assets
------------------------------------------------------------------------------
EQ Advisors Trust--BT Equity 500 Index
  Portfolio (Equitable)...................... $   392,561,486.32         0.05%
Variable Insurance Products Fund II--Index
  500 Portfolio (Fidelity)................... $ 4,624,170,180.40 At an annual rate of
                                                                  0.006% (0.6
                                                                 basis points)
Fidelity Concord Street Trust--Spartan U.S.
  Equity Index Fund.......................... $17,202,394,585.66 At an annual rate of
                                                                  0.006% (0.6
                                                                 basis points)
Pacific Select Fund--Equity Index Portfolio
  (Pacific Mutual)........................... $ 1,808,280,989.82       NOTE E
AARP U.S. Stock Index Fund (Scudder)......... $   464,922,428.55       NOTE F

NOTE A) A monthly fee computed at the annual rate of 0.03% of the average daily net asset value of the portion of the Small Cap Value Fund portfolio that BT manages.

NOTE D) A monthly fee computed at the annual rate of 0.03% of the average daily net asset values of the portion of the Small Cap Value Fund portfolio that BT manages. With respect to the Stock Index Fund, VALIC shall pay to Bankers Trust, a monthly fee computed at the annual rate of 0.02% of the first $2 bil-lion and 0.01% of average daily net asset values on the excess over $2 billion. VALIC shall pay Bankers Trust, a monthly fee computed at the annual rate of 0.03% of the first $300 million and 0.02% of average daily net asset values on the excess over $300 million of the Mid Cap Index Fund, and 0.03% of the first $150 million and 0.02% of average daily net asset values on the excess over $150 million of the Small Cap Index Fund.

NOTE E) A fee is paid at the beginning of each calendar quarter, based on an annual percentage of the combined daily net assets of the Equity Index and Small-Cap Index Portfolios, according to the following schedule, subject to a minimum annual fee of $100,000: 0.08% on first $100 million; 0.04% on next $100 million; 0.02% on excess.

NOTE F) The fee paid to the Sub-Adviser is calculated on a quarterly basis and depends on the level of total assets in the AARP U.S. Stock Index Fund. The fee rate decreases as the level of total assets for the Fund increases. The fee rate for each level of assets is: 0.07% of the first $100 million of average daily net assets, 0.03% of such assets in excess of $100 million, and 0.01% of such assets in excess of $200 million with a minimum annual fee of $75,000.

NOTE J) An annual rate of .17% of the portion of the average daily net assets of the Portfolio not in excess of $300 million; plus .13% of the portion of the net assets over $300 million.

NOTE K) An annual rate of .20% of the combined average daily net assets of the Enhanced Index Funds of $100 million or less; and an annual rate of .15% of the combined average daily net assets of the Enhanced Index Funds of more than $100 million but less than $300 million; and an annual rate of .13% of the combined average daily net assets of the Enhanced Index Funds of more than $300 million.

Subject to the following minimum fees: (I) in the first year from the date the Enhanced Index Series of Security Equity Fund is seeded (the "Seeding Date"), no minimum fee; (ii) in the second year from the Seeding Date, $100,000 minimum and (iii) in the third year from the Seeding Date and each year thereafter, $200,000 minimum. If at the end of the second year from the Seeding Date the total amount of the fees paid by the Advisor to the Sub-Advisor for services to the Enhanced Index Funds is collectively less than $100,000, then the Advisor will pay any such difference in a lump-sum to the Sub-Advisor. If at the end of the third year from the Seeding Date, and each year thereafter that this Agree-ment is in effect, the total amount of the fees paid by the Advisor to the Sub-Advisor for services to the Enhanced Index Funds is collectively less than $200,000, then the Advisor will pay any such difference in a lump-sum to the Sub-Advisor.

                                                                       Annex III

Fund                         Fee        Portfolio        Fee
----------------------------------------------------------------
Equity Appreciation Fund   $814,788        N/A           N/A
----------------------------------------------------------------
                                     Cash Management
Money Market Fund         $1,295,091    Portfolio     $2,673,031
----------------------------------------------------------------
                                       Equity Index
Equity 500 Fund           $2,262,552    Portfolio     $  676,625
----------------------------------------------------------------
                                     PreservationPlus
PreservationPlus Fund      $255,319     Portfolio     $   64,560
----------------------------------------------------------------

                                                                      EXHIBIT A

                       [FORM OF INVESTMENT ADVISORY AND
                            SUB-ADVISORY AGREEMENT]

    AGREEMENT made as of [      ] by and between [Trust Name], a (state of or-
ganization) (herein called the "Trust") and [      ] (herein called the "In-
vestment Adviser") [and [      ] (herein called the "Investment Subadviser")].

    WHEREAS, the Trust is registered as an open-end management investment com-pany under the Investment Company Act of 1940;

    WHEREAS, the Trust desires to retain the Investment Adviser to render in-vestment advisory and other services to the Trust with respect to certain of its series of shares of beneficial interests as may currently exist or be cre-ated in the future (each, a "Fund") as listed on Exhibit A hereto, and the In-vestment Adviser is willing to so render such services on the terms hereinaf-ter set forth;

    [WHEREAS, the Investment Adviser desires to retain the Investment Subadviser to perform certain of the Investment Adviser's duties under this Agreement, and the Investment Subadviser is willing to so render such services on the terms hereinafter set forth;](/1/)

    NOW, THEREFORE, this Agreement

                             W I T N E S S E T H:

    In consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. Appointment. The [Trust] [Investment Adviser] hereby appoints the [In-vestment Adviser] [Investment Subadviser] to act as [investment adviser] [in-vestment subadviser] to each Fund for the period and on the terms set forth in this Agreement. The [Investment Adviser] [Investment Subadviser] accepts such appointment and agrees to render the services herein set forth for the compen-sation herein provided.

    2. Management. Subject to the supervision of the [Board of Trustees of the Trust] [Investment Adviser], the [Investment Adviser] [Investment Subadviser] will provide a continuous investment program for the Fund, including invest-ment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The [Investment Adviser] [Investment Subadviser] will determine from time to time what securities and other invest-ments will be
-----------
(1) Contained in the form of Investment Sub-advisory Agreement only.

purchased, retained or sold by each Fund. The [Investment Adviser] [Investment Subadviser] will provide the services rendered by it hereunder in accordance with the investment objective(s) and policies of each Fund as stated in the Fund's then-current prospectus and statement of additional information (or the Fund's then current registration statement on Form N-1A as filed with the Secu-rities and Exchange Commission (the "SEC") and the then-current offering memo-randum if the Fund is not registered under the Securities Act of 1933, as amended ("1933 Act"). The [Investment Adviser] [Investment Subadviser] further agrees that:

      (a) it will conform with all applicable rules and regulations of the SEC (herein called the "Rules") and with all applicable provisions of the 1933 Act; as amended, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"); and the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and will, in addition, conduct its activities under this Agreement in accordance with applicable regulations of the Board of Governors of the Federal Reserve System pertaining to the investment advisory activities of bank holding companies and their subsidiaries;

      (b) it will place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer se-lected by it. In placing orders with brokers and dealers, the [Investment Adviser] [Investment Subadviser] will use its reasonable best efforts to obtain the best net price and the most favorable execution of its orders, after taking into account all factors it deems relevant, including the breadth of the market in the security, the price of the security, the fi-nancial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific trans-action and on a continuing basis. Consistent with this obligation, the [Investment Adviser] [Investment Subadviser] may, to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the 1934 Act) to or for the benefit of any fund and/or other accounts over which the [Investment Adviser] [Investment Subadviser] or any of its affiliates exercises investment discretion. Subject to the review of the [Trust's Board of Trustees] [Investment Adviser] from time to time with respect to the extent and continuation of the policy, the [Investment Adviser] [Investment Subadviser] is authorized to pay to a broker or dealer who provides such brokerage and research services a com-mission for effecting a securities transaction which is in excess of the amount of commission another broker or dealer would have charged for ef-fecting that transaction if the [Investment Adviser] [Investment Subadviser] determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular trans-action or the overall responsibilities of the [Investment Adviser] [In-vestment

EX-2

  Subadviser] with respect to the accounts as to which it exercises invest-ment discretion; and

      (c) It will maintain books and records with respect to the securities transactions of each Fund and will render to the [Trust's Board of Trust-ees] [Investment Adviser] such periodic and special reports as the Board may request.

    [3. Subject to the provisions of this Agreement, the duties of the Invest-ment Subadviser, the portion of portfolio assets that the Subadviser shall man-age, and the fees to be paid the Investment Subadviser by the Investment Ad-viser under and pursuant to this Agreement may be adjusted from time to time by the Investment Adviser with and upon the approval of the Board and the members of the Trust's Board of Trustees who are not "interested persons," as defined in the Act ].(/2/)

    4. Services Not Exclusive. The investment advisory services rendered by the [Investment Adviser] [Investment Subadviser] hereunder are not to be deemed ex-clusive, and the [Investment Adviser] [Investment Subadviser] shall be free to render similar services to others so long as its services under this Agreement are not impaired thereby.

    5. Books and Records. In compliance with the requirements of Rule 31a-3 of the Rules under the 1940 Act, the [Investment Adviser] [Investment Subadviser] hereby agrees that all records which it maintains for the Trust are the prop-erty of the Trust and further agrees to surrender promptly to the [Trust] [In-vestment Adviser] any of such records upon request of the [Trust] [Investment Adviser]. The [Investment Adviser] [Investment Subadviser] further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the rec-ords required to be maintained by Rule 31a-1 under the 1940 Act and to comply in full with the requirements of Rule 204-2 under the Advisers Act pertaining to the maintenance of books and records.

    6. Expenses. During the term of this Agreement, the [Investment Adviser] [Investment Subadviser] will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of purchasing securi-ties (including brokerage commissions, if any) for the Fund.

    7. Compensation. For the services provided and the expenses assumed pursu-ant to this Agreement, the [Trust] [Investment Adviser] will pay the [Invest-ment Adviser] [Investment Subadviser], and the [Investment Adviser] [Investment Subadviser] will accept as full compensation therefor, fees, computed daily and payable monthly, on an annual basis equal to the percentage set forth on Ex-hibit A hereto of that Fund's average daily net assets.
-----------
(2) Provision contained in the form of Investment Sub-advisory Agreement only.

                                                                            EX-3

    8. Limitation of Liability of the [Investment Adviser] [Investment Subadviser]: Indemnification.

    (a) The [Investment Adviser] [Investment Subadviser] shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of com-pensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the [Investment Adviser] [Investment Subadviser] in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement;

    (b) Subject to the exceptions and limitations contained in Section 7(c) below:

      (i) the [Investment Adviser] [Investment Subadviser] (hereinafter re-ferred to as a "Covered Person") shall be indemnified by the respective Fund to the fullest extent permitted by law, against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved, as a party or otherwise, by virtue of his being or having been the [Investment Advis-er] [Investment Subadviser] of the Fund, and against amounts paid or in-curred by him in the settlement thereof;

      (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limita-tion, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

    (c) no indemnification shall be provided hereunder to a Covered Person:

      (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the [Trust] [Investment Ad-viser] or to one or more Funds' investors by reason of willful misfea-sance, bad faith, gross negligence or reckless disregard of the duties in-volved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of a Fund; or

      (ii) in the event of a settlement, unless there has been a determina-tion that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

        (A) by the court or other body approving the settlement; or

        (B) by at least a majority of those Trustees who are neither In-terested Persons of the Trust nor are parties to the matter based upon a

EX-4
    review of readily available facts (as opposed to a full trial-type inquiry); or

        (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any investor in a Fund may, by ap-propriate legal proceedings, challenge any such determination by the Trustees or by independent counsel.

    (d) The rights of indemnification herein provided may be insured against by policies maintained by the [Trust] [Investment Adviser], shall be severa-ble, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the successors and assigns of such person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel and any other persons, other than a Covered Person, may be entitled by contract or otherwise under law.

    (e) Expenses in connection with the preparation and presentation of a de-fense to any claim, suit or proceeding of the character described in subsec-tion (b) of this Section 7 may be paid by the [Trust] [Investment Adviser] on behalf of the respective Fund from time to time prior to final disposition thereto upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the [Trust] [Investment Adviser] on behalf of the respective Fund if it is ultimately determined that he is not entitled to indemnification under this Section 7; provided, however, that ei-ther (i) such Covered Person shall have provided appropriate security for such undertaking or (ii) the [Trust] [Investment Adviser] shall be insured against losses arising out of any such advance payments, or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have de-termined, based upon a review of readily available facts as opposed to a tri-al-type inquiry or full investigation, that there is reason to believe that such Covered Person will be entitled to indemnification under this Section 7.

    9. Duration and Termination. is Agreement shall be effective as to a Fund as of the date the Fund commences investment operations after this Agreement shall have been approved by the Board of Trustees of the Trust with respect to that Fund and the Investor(s) in the Fund in the manner contemplated by Sec-tion 15 of the 1940 Act and, unless sooner terminated as provided herein, shall continue until the second anniversary of such date. Thereafter, if not terminated, this Agreement shall continue in effect as to such Fund for suc-cessive periods of 12 months each, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Trustees of the Trust who are not parties to this Agreement or Interested Persons of any such

                                                                           EX-5
party, cast in person at a meeting called for the purpose of voting on such approval, or (b) by Vote of a Majority of the Outstanding Voting Securities of the Trust; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trust-ees of the Trust, by Vote of a Majority of the Outstanding Voting Securities of the Trust on 60 days' written notice to the [Investment Adviser] [Invest-ment Subadviser], or by the [Investment Adviser] [Investment Subadviser] as to the [Trust] [Investment Adviser] at any time, without payment of any penalty, on 90 days' written notice to the [Trust] [Investment Adviser]. This Agreement will immediately terminate in the event of its assignment (as used in this Agreement, the terms "Vote of a Majority of the Outstanding Voting Securi-ties," "Interested Person" and "Assignment" shall have the same meanings as such terms have in the 1940 Act and the rules and regulatory constructions thereunder.)

    10. Amendment of this Agreement. No material term of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of a material term of this Agreement shall be effective with respect to a Fund, until approved by Vote of a Majority of the Outstanding Voting Securities of that Fund.

    11. Representations and Warranties. The [Investment Adviser] [Investment Subadviser] hereby represents and warrants as follows:

      (a) [The [Investment Adviser] [Investment Subadviser] is exempt from registration under the 1940 Act:]

      (b) The [Investment Adviser] [Investment Subadviser] has all requisite authority to enter into, execute, deliver and perform its obligations un-der this Agreement;

      (c) This Agreement is legal, valid and binding, and enforceable in ac-cordance with its terms; and

      (d) The performance by the [Investment Adviser] [Investment
  Subadviser] of its obligations under this Agreement does not conflict with any law to which it is subject.

    12. Covenants. The [Investment Adviser] [Investment Subadviser] hereby covenants and agrees that, so long as this Agreement shall remain in effect:

      (a) The [Investment Adviser] [Investment Subadviser] shall remain ei-ther exempt from, or registered under, the registration provisions of the Advisers Act; and

      (b) The performance by the [Investment Adviser] [Investment
  Subadviser] of its obligations under this Agreement shall not conflict with any law to which it is then subject.

EX-6

    13. Notices. Any notice required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (a) to the Investment Adviser, Mutual Funds Services, 130 Liberty Street (One Bankers Trust Plaza), New York, New York 10006 , [(b) to the Subadviser, [Address] or ](c) to the Trust, c/o BT Alex. Brown, Incorporated, One South Street, Baltimore, Maryland 21202.

    14. Waiver. With full knowledge of the circumstances and the effect of its action, the [Investment Adviser] [Investment Subadviser] hereby waives any and all rights which it may acquire in the future against the property of any in-vestor in a Fund, other than shares in that Fund, which arise out of any ac-tion or inaction of the [Trust] [Investment Adviser] under this Agreement.

    15. Miscellaneous. The captions in this Agreement are included for conve-nience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

    This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the
laws of the                , without reference to principles of conflicts of
law. The Trust is organized under the laws of            pursuant to a
dated         . No Trustee, officer or employee of the Trust shall be person-
ally bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

    IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                 [SIGNATORIES]


                                                                           EX-7

                                   EXHIBIT A

                                       TO

                         INVESTMENT ADVISORY AGREEMENT

                               MADE AS OF

                                    BETWEEN

                           [Trust Name] AND [      ]

Fund                                                    Investment Advisory Fee
----                                                    -----------------------


EX-8

                                                                CUSIP #055847206
                                                                CUSIP #055847107
                                                                CUSIP #055847834
                                                                CUSIP #055847842
                                                                CUSIP #055847826
                                                                CUSIP #055847818
                                                                CUSIP #055922751

                              FORM OF PROXY CARD


 [BANKERS TRUST LOGO]
DEUTSCHE BANC ALEX. BROWN
MUTUAL FUND SERVICES
MS 1-18-8

One South Street
Baltimore, Maryland  21202-3220



                                            BT Pyramid Mutual Funds
                                    BT Investment Equity Appreciation Fund

                                                 One South Street
                                          Baltimore, Maryland 21202

                                     PROXY FOR THE SPECIAL MEETING OF
                                                STOCKHOLDERS
                                  11:00 a.m., Eastern time, on October 8, 1999

                              The undersigned hereby appoints Daniel O. Hirsch
                         and Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                              All properly executed proxies will be voted as
                         directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals IA, IB and IC, as votes AGAINST the applicable Proposal.

                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                         TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND III.

                              UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE
                         SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY
PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                          DETACH AND RETURN THIS PORTION ONLY.


             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BT INVESTMENT EQUITY APPRECIATION FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees






II. Election of Messrs. (01) Biggar,        For All    Withhold All   For All Except:  To withhold authority
   (02) Dill, (03) Hale, (04) Langton,                                                 to vote, mark "For All
   (05) Saunders, and (06) Van Benschoten                                              Except" and write the
   and Drs. (07) Gruber and (08) Herring                                               nominee's number on the
   as Trustees of the Board.                                                           line below

                                                                                      ------------------------


Vote on Proposals

IA.  Approval of New Investment     FOR   AGAINST    ABSTAIN       III. Ratification of
      Advisory Agreement with                                            the selection
     Bankers Trust Company                                               of PricewaterhouseCoopers
                                                                         LLP as the
                                                                         independent
                                                                         accountants of
IB. Approval of  New Investment     FOR   AGAINST     ABSTAIN            the Fund.       FOR[]   AGAINST[]  ABSTAIN []
    Advisory Agreement with
    Morgan Grenfell  Inc.


IC.   Approval of                  FOR    AGAINST     ABSTAIN        The appointed proxies will vote on any
    New Investment                                                   other business as may properly come before
    Sub-advisory                                                     the Special Meeting or any adjournment thereof.
    Agreement with
    Bankers Trust                                                    Receipt of the Notice and the Joint Proxy Statement
    Company                                                          is hereby acknowledged.



----------------------------------                                -------------------------------


----------------------------------                                -------------------------------
 Signature (Please sign                                                 Signature (Joint
      within box)          Date                                              Owners)          Date


                              FORM OF PROXY CARD


 [BANKERS TRUST LOGO]
DEUTSCHE BANC ALEX. BROWN
MUTUAL FUND SERVICES
MS 1-18-8

One South Street
Baltimore, Maryland  21202-3220


                                      BT Pyramid Mutual Funds
                                  BT Investment Money Market Fund

                                          One South Street
                                     Baltimore, Maryland 21202

                                  PROXY FOR THE SPECIAL MEETING OF
                                            STOCKHOLDERS
                            11:00 a.m., Eastern time, on October 8, 1999

                              The undersigned hereby appoints Daniel O. Hirsch
                         and Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                              All properly executed proxies will be voted as
                         directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals IA, IB and IC, as votes AGAINST the applicable Proposal.

                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                         TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND III.

                              UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE
                         SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY
PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS
FOLLOWS:                                   KEEP THIS PORTION FOR YOUR RECORDS.

                                          DETACH AND RETURN THIS PORTION ONLY.
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BT INVESTMENT MONEY MARKET FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II. Election of Messrs. (01) Biggar,       For    Withhold All   For Except: To withhold
   (02) Dill, (03) Hale, (04) Langton,                                        authority
   (05) Saunders, and (06) Van Benschoten                                     to vote, mark
   and Drs. (07) Gruber and (08) Herring                                      "For All
   as Trustees of the Board.                                                  Except" and
                                                                              write the
                                                                              nominee's
                                                                              number on the
                                                                              line below.

                                                                              ---------------------

Vote on Proposals

IA. Approval of                                                            III.  Ratification of
    New Investment Advisory                                                       the selection of
    Agreement with                                                                PricewaterhouseCoopers
    Bankers Trust Company      FOR       AGAINST     ABSTAIN                      LLP as the independent accountants
                                                                                  of the Fund.       FOR[]  AGAINST []   ABSTAIN []

IB. Approval of
    New Investment
    Advisory
    Agreement with
    Morgan Grenfell             FOR       AGAINST     ABSTAIN         The appointed proxies will vote on any
    Inc.                                                              other business as may properly come before
                                                                      the Special Meeting or any adjournment thereof.



IC.   Approval of                                                      Receipt of the Notice and the Joint Proxy Statement
    New Investment                                                     is hereby acknowledged.
    Sub-advisory
    Agreement with
    Bankers Trust               FOR       AGAINST     ABSTAIN
    Company

----------------------------------                -------------------------------


----------------------------------                -------------------------------
 Signature (Please sign                             Signature (Joint
      within box)          Date                          Owners)          Date


                              FORM OF PROXY CARD


 [BANKERS TRUST LOGO]
DEUTSCHE BANC ALEX. BROWN
MUTUAL FUND SERVICES
MS 1-18-8

One South Street
Baltimore, Maryland  21202-3220



                                      BT Pyramid Mutual Funds
                               BT Investment Equity 500 Index Fund

                                         One South Street
                                    Baltimore, Maryland 21202

                                 PROXY FOR THE SPECIAL MEETING OF
                                           STOCKHOLDERS
                           11:00 a.m., Eastern time, on October 8, 1999

                              The undersigned hereby appoints Daniel O. Hirsch
                         and Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                              All properly executed proxies will be voted as
                         directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals IA, IB and IC, as votes AGAINST the applicable Proposal.

                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                         TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND III.
                              UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE
                         SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY
PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                          DETACH AND RETURN THIS PORTION ONLY.
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BT INVESTMENT EQUITY 500 INDEX FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees

II. Election of Messrs. (01) Biggar,             For All       Withhold All     For All Except:  To withhold
   (02) Dill, (03) Hale, (04) Langton,                                                           authority
   (05) Saunders, and (06) Van Benschoten                                                        to vote, mark
   and Drs. (07) Gruber and (08) Herring                                                         "For All
   as Trustees of the Boards.                                                                    Except" and
                                                                                                 write the
                                                                                                 nominee's
                                                                                                 number on the
                                                                                                 line below.

                                                                                                 ---------------

Vote on Proposals

IA. Approval of                                                         III.   Ratification of the selection
    New Investment                                                             of PricewaterhouseCoopers
    Advisory                                                                   LLP as the independent accountants of
    Agreement with                                                             the Fund and its corresponding
    Bankers Trust                 FOR       AGAINST     ABSTAIN                Portfolio.     FOR []      AGAINST []    ABSTAIN  []
    Company


IB.   Approval of                 FOR       AGAINST     ABSTAIN           The appointed proxies will vote on any
    New Investment                                                        other business as may properly come before
    Advisory                                                              the Special Meeting or any adjournment thereof.
    Agreement with
    Morgan Grenfell
    Inc.                                                                   Receipt of the Notice and the Joint Proxy
                                                                           Statement is hereby acknowledged.
IC. Approval of                FOR       AGAINST     ABSTAIN
    New Investment
    Sub-advisory
    Agreement with
    Bankers Trust
    Company


----------------------------------                -------------------------------


----------------------------------                -------------------------------
 Signature (Please sign                             Signature (Joint
      within box)          Date                          Owners)          Date


                              FORM OF PROXY CARD

 [BANKERS TRUST LOGO]
DEUTSCHE BANC ALEX. BROWN
MUTUAL FUND SERVICES
MS 1-18-8

One South Street
Baltimore, Maryland  21202-3220



                                      BT Pyramid Mutual Funds
                                     BT PreservationPlus Fund

                                         One South Street
                                    Baltimore, Maryland 21202

                                 PROXY FOR THE SPECIAL MEETING OF
                                           STOCKHOLDERS
                           11:00 a.m., Eastern time, on October 8, 1999

                              The undersigned hereby appoints Daniel O. Hirsch
                         and Amy M. Olmert and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of stock that the undersigned is entitled in any capacity to vote at the above-stated special meeting, and at any and all adjournments or postponements thereof (the "Special Meeting"), on the matters set forth on this Proxy Card, and, in their discretion, upon all matters incident to the conduct of the Special Meeting and upon such other matters as may properly be brought before the Special Meeting. This proxy revokes all prior proxies given by the undersigned.

                              All properly executed proxies will be voted as
                         directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR approval of Proposals IA, IB, IC, II and III. All ABSTAIN votes will be counted in determining the existence of a quorum at the Special Meeting and, for Proposals IA, IB and IC, as votes AGAINST the applicable Proposal.

                              THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                         TRUSTEES WITH RESPECT TO YOUR FUND. THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR PROPOSALS IA, IB, IC, II AND III.

                              UNLESS VOTING BY TELEPHONE OR INTERNET, PLEASE
                         SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To vote by Telephone

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Call 1-800-690-6903.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

To vote by Internet

1) Read the Proxy Statement and have the Proxy card below at hand.
2) Go to Website www.proxyvote.com.
3) Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

DO NOT RETURN YOUR PROXY CARD IF YOU VOTE BY
PHONE OR INTERNET.

TO VOTE, MARK BLOCKS IN BLUE OR BLACK INK AS FOLLOWS:
                                             KEEP THIS PORTION FOR YOUR RECORDS.

                                          DETACH AND RETURN THIS PORTION ONLY.
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
BT PRESERVATIONPLUS FUND

YOUR VOTE IS IMPORTANT.  PLEASE SIGN, DATE AND MAIL THIS PROXY
CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

(Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title below.)

Vote on Trustees                          For All       Withhold All    For All Except:   To withhold
                                                                                          authority
II. Election of Messrs. (01) Biggar,                                                      to vote, mark
    (02) Dill, (03) Hale, (04) Langton,                                                   "For All
    (05) Saunders, and (06) Van Benschoten                                                 Except" and
    and Drs. (07) Gruber and (08) Herring                                                  write the
    as Trustees of the Boards.                                                             nominee's
                                                                                           number on the
                                                                                           line below.

                                                                                          -----------------------------

Vote on Proposals

IA.   Approval of                                                III.   Ratification of
    New Investment                                                      the selection
    Advisory                                                            of Ernst &
    Agreement with                                                      Young LLP as
    Bankers Trust                                                       the independent
    Company                FOR   AGAINST   ABSTAIN                      accountants of
                                                                        the Fund and its
                                                                        corresponding
                                                                        Portfolio.      FOR []   AGAINAST []   ABSTAIN  []

IB. Approval of                                                       The appointed proxies will vote on any
    New Investment                                                    other business as may properly come before
    Advisory                                                          the Special Meeting or any adjournment thereof.
    Agreement with
    Morgan Grenfell          FOR   AGAINST   ABSTAIN
    Inc.                                                              Receipt of the Notice and the Joint Proxy
                                                                      Statement, dated August 23 is hereby acknowledged.


IC.   Approval of             FOR   AGAINST   ABSTAIN
    New Investment
    Sub-advisory
    Agreement with
    Bankers Trust
    Company

----------------------------------                -------------------------------


----------------------------------                -------------------------------
 Signature (Please sign                             Signature (Joint
      within box)          Date                          Owners)          Date
